Exhibit 99.1

Quarterly Earnings and

Supplemental Operating and Financial Data

March 31, 2015

LEXINGTON REALTY TRUST

SUPPLEMENTAL REPORTING PACKAGE

March 31, 2015

This Quarterly Earnings Release and Supplemental Reporting Package contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under the control of Lexington Realty Trust “Lexington”, which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington’s periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the authorization of Lexington’s Board of Trustees of future dividend declarations, including those necessary to achieve an annualized dividend level of $0.68 per common share/unit (2) Lexington’s ability to achieve its estimate of Company FFO for the year ending December 31, 2015, (3) the successful consummation of any lease, acquisition, build-to-suit, financing or other transaction, (4) the failure to continue to qualify as a real estate investment trust, (5) changes in general business and economic conditions, including the impact of any new legislation, (6) competition, (7) increases in real estate construction costs, (8) changes in interest rates, (9) changes in accessibility of debt and equity capital markets, and (10) future impairment charges. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington’s web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects,” may,” “plans,” “predicts,” “will,” “will likely result,” “is optimistic,” “goal,” “objective” or similar expressions. Except as required by law, Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington’s expectations will be realized.

LEXINGTON REALTY TRUST

TRADED: NYSE: LXP

ONE PENN PLAZA, SUITE 4015

NEW YORK, NY 10119-4015

FOR IMMEDIATE RELEASE

LEXINGTON REALTY TRUST REPORTS FIRST QUARTER 2015 RESULTS

New York, NY - Thursday, May 7, 2015 - Lexington Realty Trust (“Lexington”) (NYSE:LXP), a real estate investment trust focused on single-tenant real estate investments, today announced results for the first quarter ended March 31, 2015.

First Quarter 2015 Highlights

•	Generated Company Funds From Operations (“Company FFO”) of $64.5 million, or $0.26 per diluted common share.

•	Raised low end of 2015 FFO guidance by $0.01 per share to new range of $1.01 - $1.05 per share.

•	Acquired five properties for $197.3 million.

•	Invested $21.5 million in on-going build-to-suit projects and agreed to acquire an industrial property for $29.7 million.

•	Disposed of three office buildings for gross disposition proceeds of $35.2 million.

•	Retired $113.6 million of secured debt and closed $80.8 million of long-term financing with a weighted-average fixed interest rate of 3.7% and a weighted-average term of approximately 12 years.

•	Completed 0.9 million square feet of new leases and lease extensions with overall portfolio 96.7% leased.

•	Leased Lakewood, CO office property subsequent to quarter end.

T. Wilson Eglin, President and Chief Executive Officer of Lexington, stated “We believe both our investment activity and leasing results were outstanding in the first quarter. We ended the quarter with our portfolio 96.7% leased, a 30 basis point improvement compared to the prior quarter. As we look ahead, we have just one office lease expiring over the balance of the year and are in renewal discussions with most of our tenants with office leases expiring next year.”

Mr. Eglin continued, “We made meaningful progress on our portfolio repositioning effort, disposing of three office properties and acquiring five properties for $197.3 million, the majority of which were industrial properties subject to long-term net leases. These efforts continue the diversification of our portfolio to include more properties with long-term net leases, typically with lower capital expenditure requirements. The steps that we have taken in the last year have extended the weighted-average lease term in our portfolio from 11.1 years to 12.4 years. In addition, we have taken further advantage of market conditions to enhance our capital structure by unencumbering assets, retiring short-term secured debt, lowering our borrowing costs and extending our debt maturities.”

3

FINANCIAL RESULTS

Revenues

For the quarter ended March 31, 2015, total gross revenues were $108.6 million, compared with total gross revenues of $104.1 million for the quarter ended March 31, 2014. The increase is primarily due to property acquisitions.

Company FFO

For the quarter ended March 31, 2015, Lexington generated Company FFO of $64.5 million, or $0.26 per diluted share, compared to Company FFO for the quarter ended March 31, 2014 of $66.5 million, or $0.28 per diluted share. The calculation of Company FFO and a reconciliation to net income (loss) attributable to common shareholders is included later in this press release.

Dividends/Distributions

Lexington declared a regular quarterly common share/unit dividend/distribution for the quarter ended March 31, 2015 of $0.17 per common share/unit, which was paid on April 15, 2015 to common shareholders/unitholders of record as of March 31, 2015, and a dividend of $0.8125 per share on its Series C Cumulative Convertible Preferred Stock (“Series C Preferred Shares”), which will be paid on May 15, 2015 to Series C Preferred Shareholders of record as of April 30, 2015.

Net Income (Loss) Attributable to Common Shareholders

For the quarter ended March 31, 2015, net income attributable to common shareholders was $31.8 million, or $0.14 per diluted share, compared with a net loss attributable to common shareholders for the quarter ended March 31, 2014 of $(0.8) million, or $(–) per diluted share.

OPERATING ACTIVITIES

Investment Activity

During the quarter, the Company acquired five properties, each of which is subject to a lease having a term in excess of ten years (an “LTL”).

Acquisitions

Tenant/Guarantor	Location	Property Type	Initial Basis ($000)	Initial Annualized Cash Rent ($000)	Initial Cash Yield	Estimated GAAP Yield	Lease Term (Yrs)
Faurecia USA Holdings, Inc.	Auburn Hills, MI	LTL - Office	$40,025	$3,105	7.8%	8.9%	14
Spitzer Industries, Inc.(1)	Houston and Brookshire, TX	LTL - Industrial	51,100	3,577	7.0%	8.5%	20
Nissan North America, Inc.	Canton, MS	LTL - Industrial	89,300	5,702	6.4%	6.9%	12
Littlestone Brotherhood LLC	Venice, FL	LTL - Land/Infrastructure	16,850	1,264	7.5%	11.3%	40
			$197,275	$13,648	6.9%	8.1%

1.	Spitzer Industries, Inc. is the guarantor of two individual leases. Curtis Kelly, Inc. (Houston, TX) and Orizon Industries, Inc. (Brookshire, TX) are the tenants.

4

The Company also funded $21.5 million of the projected costs of the following projects:

On-going Build-to-Suit Projects

Location	Sq. Ft.	Property Type	Lease Term (Years)	Maximum Commitment/ Estimated Completion Cost ($000)	GAAP Investment Balance as of 3/31/2015 ($000)	Estimated Completion Date
Oak Creek, WI	164,000	LTL - Industrial	20	$22,609	$16,362	2Q 15
Thomson, GA	208,000	LTL - Industrial	15	10,245	6,574	2Q 15
Richmond, VA	330,000	LTL - Office	15	110,137	73,617	3Q 15
Lake Jackson, TX	664,000	LTL - Office	20	166,164	29,018	4Q 16
Houston, TX(1)	274,000	LTL - Retail/Specialty	20	86,491	17,292	3Q 16
	1,640,000			$395,646	$142,863

1.	Lexington has a 25% interest as of March 31, 2015. Lexington may provide construction financing up to $56.7 million to the joint venture.

In addition, the Company has committed to acquire the following properties upon completion of construction.

Forward Commitments

Location	Property Type	Estimated Acquisition Cost ($000)	Lease Term (Years)	Estimated Initial Cash Yield	Estimated GAAP Yield	Estimated Completion Date
Richland, WA	LTL - Industrial	$155,000	20	7.1%	8.6%	4Q 15
Detroit, MI	LTL - Industrial	29,680	20	7.4%	7.4%	1Q 16
		$184,680		7.2%	8.4%

Capital Recycling

Property Dispositions

Tenant	Location	Property Type	Gross Disposition Price ($000)	Annualized NOI ($000)	Month of Disposition
Baker Hughes, Inc.(1)	Houston, TX	Office	$4,950	$925	March
Vacant(2)	Issaquah, WA	Office	30,293	—	March
			$35,243	$925

1.	$2.2 million secured debt satisfied at closing. Tenant lease expires 09/2015.
2.	Two properties. Deed-in-lieu of foreclosure to satisfy $30.3 million of non-recourse mortgage debt.

Balance Sheet

During the first quarter of 2015, Lexington satisfied $113.6 million of secured debt with a weighted-average interest rate of 5.6%, unencumbering six properties with estimated 2015 annual net operating income of approximately $13.9 million.

5

During the first quarter of 2015, Lexington obtained the following secured loans:

Tenant/Guarantor	Location	Property Type	Amount ($000)	Fixed Rate	Maturity Date
ZE-45 Ground Tenant LLC	New York, NY	LTL - Land/Infrastructure	$29,193	4.1%	01/2025
FedEx Corporation	Long Island City, NY	LTL - Industrial	51,650	3.5%	03/2028
			$80,843	3.7%

The properties generate annual net operating income of approximately $6.3 million.

Leasing

During the first quarter of 2015, Lexington executed the following new and extended leases:

	LEASE EXTENSIONS

	Location	Prior Term	Lease Expiration Date	Sq. Ft.

	Office/Multi-Tenant Office

1	Los Angeles, CA	08/2015	08/2018	20,203
2	Westerville, OH	09/2015	03/2026	97,000
3	Rock Hill, SC	03/2034	03/2039	104,497
4	Irving, TX	03/2023	02/2025	247,254
5	Mission, TX	06/2015	06/2020	75,016
6-8	Various	2015	2016-2017	1,328
8	Total office lease extensions			545,298

	Industrial

1	Plymouth, IN	06/2015	12/2016	300,500
1	Total industrial lease extensions			300,500

9	Total lease extensions			845,798

	NEW LEASES

	Location	Lease Expiration Date	Sq. Ft.

	Office/Multi-Tenant Office
1	Louisville, CO	05/2023	20,000
2	Baltimore, MD	03/2028	15,338
3	Harrisburg, PA	10/2025	23,535
3	Total new leases		58,873

12	TOTAL NEW AND EXTENDED LEASES		904,671

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2015 EARNINGS GUIDANCE

Lexington raised the low end of its Company FFO guidance by $0.01 per share to an expected range of $1.01 to $1.05 per diluted share for the year ended December 31, 2015. This guidance is forward looking, excludes the impact of certain items and is based on current expectations.

FIRST QUARTER 2015 CONFERENCE CALL

Lexington will host a conference call today, Thursday, May 7, 2015, at 11:00 a.m. Eastern Time, to discuss its results for the quarter ended March 31, 2015. Interested parties may participate in this conference call by dialing (877) 407-0789 or (201) 689-8562. A replay of the call will be available through May 21, 2015, at (877) 870-5176 or (858) 384-5517, pin: 13606775. A live webcast of the conference call will be available at www.lxp.com within the Investors section.

ABOUT LEXINGTON REALTY TRUST

Lexington Realty Trust is a real estate investment trust that owns a diversified portfolio of equity and debt interests in single-tenant commercial properties and land. Lexington seeks to expand its portfolio through acquisitions, sale-leaseback transactions, build-to-suit arrangements and other transactions. A majority of these properties and all land interests are subject to net or similar leases, where the tenant bears all or substantially all of the operating costs, including cost increases, for real estate taxes, utilities, insurance and ordinary repairs. Lexington also provides investment advisory and asset management services to investors in the single-tenant area. Lexington common shares are traded on the New York Stock Exchange under the symbol “LXP”. Additional information about Lexington is available on-line at www.lxp.com or by contacting Lexington Realty Trust, One Penn Plaza, Suite 4015, New York, New York 10119-4015, Attention: Investor Relations.

Contact:

Investor or Media Inquiries, T. Wilson Eglin, CEO

Lexington Realty Trust

Phone: (212) 692-7200 E-mail: tweglin@lxp.com

This release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington's control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington's periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the authorization by Lexington's Board of Trustees of future dividend declarations, including those necessary to achieve an annualized dividend level of $0.68 per common share/unit, (2) Lexington's ability to achieve its estimate of Company FFO for the year ending December 31, 2015, (3) the successful consummation of any lease, acquisition, build-to-suit, financing or other transaction, (4) the failure to continue to qualify as a real estate investment trust, (5) changes in general business and economic conditions, including the impact of any legislation, (6) competition, (7) increases in real estate construction costs, (8) changes in interest rates, (9) changes in accessibility of debt and equity capital markets, and (10) future impairment charges. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington's web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington's future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “may,” “plans,” “predicts,” “will,” “will likely result,” “is optimistic,” “goal,” “objective” or similar expressions. Except as required by law, Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington's expectations will be realized.

References to Lexington refer to Lexington Realty Trust and its consolidated subsidiaries. All interests in properties and loans are held through special purpose entities, which are separate and distinct legal entities, some of which are consolidated for financial statement purposes and/or disregarded for income tax purposes.

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LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited and in thousands, except share and per share data)

	Three months ended March 31,
	2015	2014
Gross revenues:
Rental	$100,016	$96,365
Advisory and incentive fees	146	122
Tenant reimbursements	8,426	7,651
Total gross revenues	108,588	104,138
Expense applicable to revenues:
Depreciation and amortization	(40,274)	(37,947)
Property operating	(16,582)	(15,621)
General and administrative	(7,822)	(8,037)
Non-operating income	2,468	2,951
Interest and amortization expense	(23,003)	(23,816)
Debt satisfaction gains (charges), net	10,375	(3,304)
Impairment charges	(1,139)	(16,400)
Gain on sale of property	148	—
Income before provision for income taxes, equity in earnings of non-consolidated entities and discontinued operations	32,759	1,964
Provision for income taxes	(441)	(591)
Equity in earnings of non-consolidated entities	366	281
Income from continuing operations	32,684	1,654
Discontinued operations:
Income from discontinued operations	110	2,487
Provision for income taxes	—	(18)
Gain on sale of property	1,577	—
Impairment charges	—	(2,309)
Total discontinued operations	1,687	160
Net income	34,371	1,814
Less net income attributable to noncontrolling interests	(866)	(928)
Net income attributable to Lexington Realty Trust shareholders	33,505	886
Dividends attributable to preferred shares – Series C	(1,572)	(1,572)
Allocation to participating securities	(104)	(153)
Net income (loss) attributable to common shareholders	$31,829	$(839)
Income (loss) per common share – basic:
Income (loss) from continuing operations	$0.13	$—
Income from discontinued operations	0.01	—
Net income (loss) attributable to common shareholders	$0.14	$—
Weighted-average common shares outstanding – basic	232,525,675	227,156,690
Income (loss) per common share – diluted:
Income (loss) from continuing operations	$0.13	$—
Income from discontinued operations	0.01	—
Net income (loss) attributable to common shareholders	$0.14	$—
Weighted-average common shares outstanding – diluted	232,957,265	227,156,690
Amounts attributable to common shareholders:
Income (loss) from continuing operations	$30,142	$(980)
Income from discontinued operations	1,687	141
Net income (loss) attributable to common shareholders	$31,829	$(839)

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LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited and in thousands, except share and per share data)

	March 31, 2015	December 31, 2014
Assets:
Real estate, at cost	$3,828,966	$3,671,560
Real estate - intangible assets	732,080	705,566
Investments in real estate under construction	125,571	106,238
	4,686,617	4,483,364
Less: accumulated depreciation and amortization	1,235,733	1,196,114
Real estate, net	3,450,884	3,287,250
Assets held for sale	—	3,379
Cash and cash equivalents	54,821	191,077
Restricted cash	17,290	17,379
Investment in and advances to non-consolidated entities	21,836	19,402
Deferred expenses, net	67,827	65,860
Loans receivable, net	105,827	105,635
Rent receivable – current	9,692	6,311
Rent receivable – deferred	74,541	61,372
Other assets	24,240	20,229
Total assets	$3,826,958	$3,777,894

Liabilities and Equity:
Liabilities:
Mortgages and notes payable	$901,328	$945,216
Credit facility borrowings	93,000	—
Term loans payable	505,000	505,000
Senior notes payable	497,743	497,675
Convertible notes payable	15,152	15,664
Trust preferred securities	129,120	129,120
Dividends payable	43,202	42,864
Liabilities held for sale	—	2,843
Accounts payable and other liabilities	32,915	37,740
Accrued interest payable	13,112	8,301
Deferred revenue - including below market leases, net	66,162	68,215
Prepaid rent	23,745	16,336
Total liabilities	2,320,479	2,268,974

Commitments and contingencies
Equity:
Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares:
Series C Cumulative Convertible Preferred, liquidation preference $96,770; 1,935,400 shares issued and outstanding	94,016	94,016
Common shares, par value $0.0001 per share; authorized 400,000,000 shares, 234,819,421 and 233,278,037 shares issued and outstanding in 2015 and 2014, respectively	23	23
Additional paid-in-capital	2,772,841	2,763,374
Accumulated distributions in excess of net income	(1,379,929)	(1,372,051)
Accumulated other comprehensive income (loss)	(3,692)	404
Total shareholders’ equity	1,483,259	1,485,766
Noncontrolling interests	23,220	23,154
Total equity	1,506,479	1,508,920
Total liabilities and equity	$3,826,958	$3,777,894

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LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
EARNINGS PER SHARE
(Unaudited and in thousands, except share and per share data)

	Three Months Ended March 31,
	2015	2014
EARNINGS PER SHARE:

Basic:
Income (loss) from continuing operations attributable to common shareholders	$30,142	$(980)
Income from discontinued operations attributable to common shareholders	1,687	141
Net income (loss) attributable to common shareholders	$31,829	$(839)

Weighted-average number of common shares outstanding	232,525,675	227,156,690

Income (loss) per common share:
Income (loss) from continuing operations	$0.13	$—
Income from discontinued operations	0.01	—
Net income (loss) attributable to common shareholders	$0.14	$—

Diluted:
Income (loss) from continuing operations attributable to common shareholders - basic	$30,142	$(980)
Impact of assumed conversions:
Share options	—	—
Income (loss) from continuing operations attributable to common shareholders	30,142	(980)
Income from discontinued operations attributable to common shareholders - basic	1,687	141
Impact of assumed conversions:
Share options	—	—
Income from discontinued operations attributable to common shareholders	1,687	141
Net income (loss) attributable to common shareholders	$31,829	$(839)

Weighted-average common shares outstanding - basic	232,525,675	227,156,690
Effect of dilutive securities:
Share options	431,590	—
Weighted-average common shares outstanding	232,957,265	227,156,690

Income (loss) per common share:
Income (loss) from continuing operations	$0.13	$—
Income from discontinued operations	0.01	—
Net income (loss) attributable to common shareholders	$0.14	$—

10

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
COMPANY FUNDS FROM OPERATIONS & FUNDS AVAILABLE FOR DISTRIBUTION
(Unaudited and in thousands, except share and per share data)

	Three Months Ended March 31,
	2015	2014
FUNDS FROM OPERATIONS: (1)
Basic and Diluted:
Net income (loss) attributable to common shareholders	$31,829	$(839)
Adjustments:
Depreciation and amortization	38,922	39,939
Impairment charges - real estate	1,139	18,709
Noncontrolling interests - OP units	550	581
Amortization of leasing commissions	1,352	1,454
Joint venture and noncontrolling interest adjustment	321	633
Gains on sales of properties, net of tax	(1,725)	—
FFO available to common shareholders and unitholders - basic	72,388	60,477
Preferred dividends	1,572	1,572
Interest and amortization on 6.00% Convertible Guaranteed Notes	319	579
Amount allocated to participating securities	104	153
FFO available to common shareholders and unitholders - diluted	74,383	62,781
Debt satisfaction (gains) charges, net	(10,375)	3,304
Other / Transaction costs	468	372
Company FFO available to common shareholders and unitholders - diluted	64,476	66,457

FUNDS AVAILABLE FOR DISTRIBUTION: (2)
Adjustments:
Straight-line rents	(5,309)	(577)
Lease incentives	457	437
Amortization of below/above market leases	(621)	264
Non-cash interest, net	(635)	(1,152)
Non-cash charges, net	2,256	2,301
Tenant improvements	(1,081)	(2,419)
Lease costs	(1,420)	(3,985)
Company Funds Available for Distribution	$58,123	$61,326

Per Common Share and Unit Amounts
Basic:
FFO	$0.31	$0.26

Diluted:
FFO	$0.30	$0.26
Company FFO	$0.26	$0.28
Company FAD	$0.24	$0.25

Weighted-Average Common Shares:
Basic(3)	236,378,649	231,037,595
Diluted	244,045,197	240,619,535

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1 Lexington believes that Funds from Operations (“FFO”), which is not a measure under generally accepted accounting principles (“GAAP”), is a widely recognized and appropriate measure of the performance of an equity REIT. Lexington believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.

The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) defines FFO as “net income (or loss) computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.” NAREIT clarified its computation of FFO to exclude impairment charges on depreciable real estate owned directly or indirectly. FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs.

Lexington presents FFO available to common shareholders and unitholders - basic. Lexington also presents FFO available to common shareholders and unitholders - diluted on a company-wide basis as if all securities that are convertible, at the holder's option, into Lexington's common shares, are converted at the beginning of the period. Lexington also presents Company FFO which adjusts FFO for certain items which Management believes are not indicative of the operating results of its real estate portfolio. Management believes this is an appropriate presentation as it is frequently requested by security analysts, investors and other interested parties. Since others do not calculate funds from operations in a similar fashion, Company FFO may not be comparable to similarly titled measures as reported by others. Company FFO should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity.

2 Company Funds Available for Distribution ("FAD") is calculated by making adjustments to Company FFO for (1) straight-line rent revenue, (2) lease incentive amortization, (3) amortization of above/below market leases, (4) cash paid for tenant improvements, (5) cash paid for lease costs, (6) non-cash interest, net and (7) non-cash charges, net. Although FAD may not be comparable to that of other REITs, Lexington believes it provides a meaningful indication of its ability to fund cash needs. FAD is a non-GAAP financial measure and should not be viewed as an alternative measurement of operating performance to net income, as an alternative to net cash flows from operating activities or as a measure of liquidity.

3 Includes OP units.

# # #

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LEXINGTON REALTY TRUST

2015 First Quarter Investment/Capital Recycling Summary

PROPERTY INVESTMENTS - LONG TERM LEASES ("LTL")

	Tenant / Guarantor	Location		Property Type	Initial Basis ($000)	Initial Annualized Cash Rent ($000)	Initial Cash Yield	Initial GAAP Yield	Month Closed	Lease Expiration
1	Faurecia USA Holdings, Inc.	Auburn Hills	MI	LTL - Office	$40,025	$3,105	7.8%	8.9%	March	03/2029
2-3	Spitzer Industries Inc. (1)	Houston and Brookshire	TX	LTL - Industrial	$51,100	$3,577	7.0%	8.5%	March	03/2035
4	Nissan North America, Inc.	Canton	MS	LTL - Industrial	$89,300	$5,702	6.4%	6.9%	March	02/2027
5	Littlestone Brotherhood LLC	Venice	FL	LTL - Land/Infrastructure	$16,850	$1,264	7.5%	11.3%	January	01/2055

5	TOTAL PROPERTY INVESTMENTS				$197,275	$13,648	6.9%	8.1%

CAPITAL RECYCLING

PROPERTY DISPOSITIONS

	Tenant	Location		Property Type	Gross Disposition Price ($000)	Annualized NOI ($000)	Month of Disposition
1	Baker Hughes, Inc. (2)	Houston	TX	Office	$4,950	$925	March
2-3	Vacant (3)	Issaquah	WA	Office	$30,293	$-	March

3	TOTAL PROPERTY DISPOSITIONS				$35,243	$925

  Footnotes

(1)	Spitzer Industries, Inc. is the guarantor of two individual leases. Curtis Kelly, Inc. (Houston, TX) and Orizon Industries, Inc. (Brookshire, TX) are the tenants.
(2)	Tenant lease expires 09/2015
(3)	Deed-in-lieu of foreclosure to fully satisfy a $30.3 million non-recourse mortgage.

13

LEXINGTON REALTY TRUST

BUILD-TO-SUIT PROJECTS / FORWARD COMMITMENTS

3/31/2015

BUILD-TO-SUIT PROJECTED FUNDING SCHEDULE - LONG TERM LEASES (1)

	Location		Sq. Ft	Asset Type	Lease Term (Years)	Maximum Commitment/Estimated Completion Cost ($000)	Investment balance as of 3/31/15 ($000)	Estimated Cash Investment Next 12 Months ($000)				Estimated Completion Date	Estimated Initial Cash Yield	Estimated GAAP Yield
								Q2 2015	Q3 2015	Q4 2015	Q1 2016
1	Oak Creek	WI	164,000	LTL - Industrial	20	$22,609	$16,362	$5,999	$-	$-	$-	2Q 15	8.3%	9.3%
2	Thomson	GA	208,000	LTL - Industrial	15	$10,245	$6,574	$3,500	$-	$-	$-	2Q 15	8.2%	9.1%
3	Richmond	VA	330,000	LTL - Office	15	$110,137	$73,617	$17,492	$17,492	$-	$-	3Q 15	8.0%	8.6%
4	Lake Jackson	TX	664,000	LTL - Office	20	$166,164	$29,018	$500	$500	$31,000	$31,000	4Q 16	7.3%	8.9%

4	TOTAL CONSOLIDATED BUILD-TO-SUIT PROJECTS (2)					$309,155	$125,571	$27,491	$17,992	$31,000	$31,000

1	Houston (3)	TX	274,000	LTL - Retail/Specialty	20	$86,491	$17,292	$9,155	$9,448	$9,448	$9,448	3Q 16	7.5%	7.5%
1	TOTAL NON-CONSOLIDATED BUILD-TO-SUIT PROJECTS					$86,491	$17,292	$9,155	$9,448	$9,448	$9,448

5	TOTAL BUILD-TO-SUIT PROJECTS					$395,646	$142,863	$36,646	$27,440	$40,448	$40,448

FORWARD COMMITMENTS - LONG TERM LEASES (1)

	Tenant	Location	Property Type	Sq. Ft.	Estimated Acquisition Cost ($000)	Estimated Completion Date	Estimated Initial Cash Yield	Estimated GAAP Yield	Lease Term
1	Preferred Freezer Services of Richland LLC (5)	Richland, WA	LTL - Industrial	456,412	$155,000	4Q 15	7.1%	8.6%	20 yrs
2	Chrysler Group LLC (4)	Detroit, MI	LTL - Industrial	189,960	$29,680	1Q 16	7.4%	7.4%	20 yrs
2	TOTAL FORWARD COMMITMENTS			646,372	$184,680		7.2%	8.4%

BUILD-TO-SUIT NOI (6)
	2011	2012	2013	2014	1Q 2015
Net operating income ($000)	$1,156	$5,268	$11,920	$21,438	$6,331

Footnotes

(1)	Lexington can give no assurance that any of the build-to-suit projects or other potential investments that are under commitment or contract or in process will be completed.
(2)	Investment balance in accordance with GAAP included in investment in real estate under construction. Aggregate equity invested is $129.8 million.
(3)	Lexington has a 25% interest as of March 31,2015. Lexington may provide construction financing up to $56.7 million to the joint venture. Estimated cash investments for next 12 months are Lexington's estimated contributions / loan amounts. Lease contains annual CPI increases.
(4)	Lexington funded a $2.5 million deposit.
(5)	Lexington funded a $10.0 million letter of credit.
(6)	Net operating income generated from completed build-to-suit projects funded by Lexington beginning in 2010.

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2015 First Quarter Financing Summary

DEBT RETIRED

Location	Tenant (Guarantor)	Property Type	Face / Satisfaction ($000)	2015 Estimated Property NOI ($000)	Fixed Rate	Maturity Date
Los Angeles, CA	Bank of America National Association / Sony Electronics Inc.	Office	$9,824	$226	5.110%	05/2015
Harrisburg, PA	AT&T Services, Inc.	Office	$7,808	$783	5.110%	05/2015
Houston, TX	Baker Hughes Incorporated / Schlumberger Holdings Corp.	LTL - Office	$18,161	$7,406	6.250%	09/2015
Kalamazoo, MI	Dana Commercial Vehicle Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	$15,115	$2,027	5.411%	05/2015
Carrolton, TX	Motel 6 Operating LP	LTL - Office	$18,803	$2,122	5.725%	07/2015
McDonough, GA	Georgia Power Company	LTL - Office	$11,406	$1,306	5.212%	06/2015
Houston, TX (1)	Baker Hughes Incorporated	Office	$2,203	N/A	8.036%	09/2015
Issaquah, WA (2)	Vacant	Office	$30,293	N/A	5.665%	12/2014
6% Convertible Notes	N/A	N/A	$600	N/A	6.000%	01/2017

			$114,213	$13,870

PROPERTY LEVEL FINANCING

Location	Tenant or Guarantor	Property Type	Face ($000)	2015 Estimated Property NOI ($000)	Fixed Rate	Maturity Date
New York, NY	ZE-45 Ground Tenant LLC	LTL-Land/ Infrastructure	$29,193	$1,505	4.100%	01/2025
Long Island City, NY	FedEx Corporation	LTL-Industrial	$51,650	$4,770	3.500%	03/2028
			$80,843	$6,275	3.700%

CORPORATE LEVEL BORROWINGS

	Amount	Rate	Maturity Date
Revolving Credit Facility	$93,000	LIBOR + 115 bp	02/2017

Footnotes

(1)	Property sold 03/2015.
(2)	Deed-in-lieu of foreclosure.

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2015 First Quarter Leasing Summary

LEASE EXTENSIONS

	Tenant (Guarantor)	Location		Prior Term	Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)(1)	Prior Cash Rent Per Annum ($000)	New GAAP Rent Per Annum ($000)(1)	Prior GAAP Rent Per Annum ($000)

	Office / Multi-Tenant Office			2015 Extensions
1	Sony Electronics, Inc.	Los Angeles	CA	8/31/2015	8/31/2018	20,203	$182	$230	$182	$230
2	InVentiv Communications, Inc.	Westerville	OH	9/30/2015	3/31/2026	97,000	$1,116	$1,111	$1,106	$1,254
3	VoiceStream PCS II Corporation / T-Mobile West Corporation	Mission	TX	6/30/2015	6/30/2020	75,016	$938	$1,050	$989	$843
4-6	Various	Various		2015	2016-2017	1,328	$36	$35	$36	$35
				2023 and later Extensions
7	Physicians Choice Laboratory Services, LLC	Rock Hill	SC	3/31/2034	3/31/2039	104,497	$1,922	$1,726	$2,505	$2,202
8	TXU Energy Retail Company, LLC (Texas Competitive Electric Holdings Company, LLC)	Irving	TX	3/31/2023	2/28/2025	247,254	$2,972	$3,192	$2,804	$2,952

8	Total office lease extensions					545,298	$7,166	$7,344	$7,622	$7,516

	Industrial			2015 Extensions
1	Bay Valley Foods, LLC	Plymouth	IN	6/30/2015	12/31/2016	300,500	$826	$843	$785	$843

1	Total industrial lease extensions					300,500	$826	$843	$785	$843
				`
9	TOTAL EXTENDED LEASES					845,798	$7,992	$8,187	$8,407	$8,359

NEW LEASES

	Tenant	Location		Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)(1)	New GAAP Rent Per Annum ($000)(1)
	Office/Multi-Tenant Office
1	Rogue Wave Software, Inc.	Louisville	CO	5/31/2023	20,000	$280	$280
2	Miles & Stockbridge P.C.	Baltimore	MD	3/31/2028	15,338	$492	$505
3	Crump Life Insurance Services, Inc.	Harrisburg	PA	10/31/2025	23,535	$440	$476

3	Total office new leases				58,873	$1,212	$1,261

3	TOTAL NEW LEASES				58,873	$1,212	$1,261

12	TOTAL NEW AND EXTENDED LEASES				904,671	$9,204	$9,668

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2015 First Quarter Leasing Summary (Continued)

LEASE NON-RENEWALS (2)

	Tenants (Guarantors)	Location		Lease Expiration Date	Sq. Ft.	2014 Cash Rent ($000)	2014 GAAP Rent ($000)
	Office
1	Federal-Mogul Holdings Corp.	Southfield	MI	01/2015	187,163	$1,158	$1,418
2	MoneyGram Payment Systems, Inc. (3)	Lakewood	CO	03/2015	68,165	$1,104	$1,091

2	TOTAL LEASE NON-RENEWALS				255,328	$2,262	$2,509

Footnotes

(1)	Assumes twelve months rent from the later of 4/1/15 or lease commencement/extension, excluding free rent periods as applicable.
(2)	Excludes multi-tenant properties.
(3)	Subsequent to March 31, 2015, the property was fully leased to a new tenant for 15 years at an estimated annual GAAP rent of $0.9 million commencing August 2015.

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Portfolio Detail By Asset Class
3/31/2015
( $000, except square footage)

Asset Class	YE 2012	YE 2013	YE 2014	1Q 2015

Land/Infrastructure
% of ABR (1)	0.5%	4.9%	14.3%	15.3%
Leased	100.0%	100.0%	100.0%	100.0%
Wtd. Avg. Lease Term (2)	19.1	72.7	73.1	67.2
Mortgage Debt	$-	$213,500	$213,475	$242,631
% Investment Grade (1)	0.0%	0.2%	0.4%	0.4%
Cash Rent	$1,219	$9,259	$22,717	$6,286

Office
% of ABR (1)	64.3%	61.3%	51.4%	50.9%
Leased	98.6%	99.0%	98.6%	98.9%
Wtd. Avg. Lease Term (2)	6.6	7.2	7.4	7.3
Mortgage Debt	$1,078,345	$692,460	$426,635	$347,812
% Investment Grade (1)	62.1%	57.2%	53.7%	54.5%
Square Feet	15,726,609	15,316,875	13,264,134	12,943,306
Cash Rent	$198,183	$214,774	$192,865	$54,349

Industrial
% of ABR (1)	22.9%	23.2%	23.0%	24.0%
Leased	99.6%	99.8%	99.7%	99.8%
Wtd. Avg. Lease Term (2)	7.5	7.2	7.9	10.1
Mortgage Debt	$221,055	$206,209	$177,951	$211,490
% Investment Grade (1)	23.1%	34.1%	29.3%	28.8%
Square Feet	21,317,359	21,473,994	22,612,691	24,816,313
Cash Rent	$70,600	$84,039	$89,991	$25,204

Multi-Tenant
% of ABR (1)	9.0%	7.9%	8.7%	6.3%
Leased	67.4%	66.4%	53.9%	53.2%
Wtd. Avg. Lease Term (2)	7.1	7.0	6.9	6.7
Mortgage Debt	$102,582	$71,754	$116,763	$86,352
% Investment Grade (1)	33.2%	34.5%	19.3%	22.9%
Square Feet	2,396,631	2,259,189	2,414,889	2,469,572
Cash Rent	$25,169	$27,941	$34,458	$6,176

Retail/Specialty
% of ABR (1)	3.3%	2.7%	2.6%	3.5%
Leased	99.3%	98.5%	94.3%	97.9%
Wtd. Avg. Lease Term (2)	8.0	7.2	9.1	9.9
Mortgage Debt	$13,979	$13,566	$13,170	$13,043
% Investment Grade (1)	22.0%	18.7%	22.4%	21.7%
Square Feet	1,755,608	1,489,267	1,447,724	1,395,517
Cash Rent	$8,186	$7,947	$8,948	$1,983

Loans Receivable	$72,540	$99,443	$105,635	$105,827
Construction in progress (3)	$71,634	$78,656	$121,184	$145,304

Footnotes

(1)	Percentage of GAAP base rent.
(2)	Cash basis.
(3)	Includes development classified as real estate under construction on a consolidated basis.

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Components of Net Asset Value

3/31/2015

($000)

The purpose of providing the following information is to enable readers to derive their own estimate of net asset value. This information is not intended to be an asset-by-asset or enterprise valuation.

Consolidated properties quarterly cash net operating income (NOI) (1)
Land/ Infrastructure	$6,333
Office	46,073
Industrial	25,838
Multi-Tenant	3,604
Retail/Specialty	2,288
Total Net Operating Income	$84,136

Lexington's share of non-consolidated quarterly NOI (1)
Land/Infrastructure	$67
Office	500
Retail/Specialty	303
$870
Other income
Advisory fees	$146

In service assets not fairly valued by capitalized NOI method (1)
Wholly-owned assets	$97,972

Add other assets:
Loans receivable	$105,827
Development investment at cost incurred	155,475
Cash and cash equivalents	54,821
Restricted cash	17,290
Accounts receivable, net	9,692
Other assets	24,240
Total other assets	$367,345

Liabilities:
Corporate level debt	$1,240,015
Mortgages and notes payable	901,328
Dividends payable	43,202
Accounts payable, accrued expenses and other liabilities	69,772
Preferred stock, at liquidation value	96,770
Lexington's share of non-consolidated mortgages	14,152
Total deductions	$2,365,239

Common shares & OP units at 3/31/2015	238,672,395

Footnotes

(1)	Quarterly 2015 Cash NOI for the existing property portfolio excludes straight-line income, other GAAP adjustments, minority interests' share of NOI and NOI related to assets undervalued by a capitalized NOI method. Assets undervalued by a capitalized NOI method are identified generally by occupancies under 70%. For assets in this category an NOI capitalization approach is not appropriate and accordingly the company's net book value has been used. NOI has been adjusted for acquisitions, divestitures, and changes in occupancy during the quarter.

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Other Revenue Data

3/31/2015

($000)

Other Revenue Data

	GAAP Base Rent
Asset Class	Three months ended
	3/31/15 (1)	3/31/15 Percentage	3/31/14 Percentage
Long-Term Leases (2)	$42,180	42.2%	40.2%
Office	35,736	35.7%	37.9%
Industrial	13,218	13.2%	12.7%
Multi-tenant	6,322	6.3%	7.3%
Retail/Specialty	2,554	2.6%	1.9%
	$100,010	100.0%	100.0%

	GAAP Base Rent
Long-Term Leases (2)	Three months ended
	3/31/15 (1)	3/31/15 Percentage	3/31/14 Percentage
Land / Infrastructure	$15,269	36.2%	32.8%
Office	15,199	36.0%	43.6%
Industrial	10,747	25.5%	21.9%
Retail/Specialty	965	2.3%	1.7%
	$42,180	100.0%	100.0%

	GAAP Base Rent
Asset Class (3)	Three months ended
	3/31/15 (1)	3/31/15 Percentage	3/31/14 Percentage
Land/ Infrastructure	$15,269	15.3%	13.2%
Office	50,935	50.9%	55.5%
Industrial	23,965	24.0%	21.5%
Multi-Tenant	6,322	6.3%	7.3%
Retail/Specialty	3,519	3.5%	2.5%
	$100,010	100.0%	100.0%

	GAAP Base Rent
Credit Ratings (4)	Three months ended
	3/31/15 (1)	3/31/15 Percentage	3/31/14 Percentage
Investment Grade	$36,936	36.9%	40.2%
Non-Investment Grade	13,942	14.0%	11.7%
Unrated	49,132	49.1%	48.1%
	$100,010	100.0%	100.0%

Footnotes

(1)	Three months ended 3/31/2015 GAAP base rent recognized for consolidated properties owned as of 3/31/2015.
(2)	Long-term leases are defined as leases having a term of ten years or longer.
(3)	Long-term leases included and reclassified by property type.
(4)	Credit ratings are based upon either tenant, guarantor or parent. Generally, multi-tenant assets are included in unrated.

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Other Revenue Data (Continued)
3/31/2015
($000)

Weighted-Average Lease Term - Cash Basis	As of 3/31/15	As of 3/31/14
	12.4 years	11.1 years

Base Rent Estimates for Current Assets

Year	Cash (1)	GAAP (1)	Projected Straight- line / GAAP Rent Adjustment
2015-remaining	$259,738	$300,130	$(40,392)
2016	$344,208	$384,327	$(40,119)

Same-Store NOI (2)

	Three months ended March 31,
	2015	2014
Total Base Rent	$89,431	$92,538
Tenant Reimbursements	8,358	7,638
Property Operating Expenses	(15,983)	(15,263)
Same-Store NOI	$81,806	$84,913

Change in Same-Store NOI	(3.7)%

Footnotes

(1)	Amounts assume (1) lease terms for non-cancellable periods only and (2) no new or renegotiated leases are entered into after 3/31/2015.
(2)	NOI is on a consolidated cash basis.

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Top 20 Markets

3/31/2015

	Core Based Statistical Area (2)	Percent of GAAP Base Rent as of 3/31/15 (1)
1	New York-Northern New Jersey-Long Island, NY-NJ-PA	15.7%
2	Dallas-Fort Worth-Arlington, TX	6.5%
3	Houston-Sugar Land-Baytown, TX	5.5%
4	Baltimore-Towson, MD	4.1%
5	Memphis, TN-MS-AR	4.0%
6	Kansas City, MO-KS	3.7%
7	Phoenix-Mesa-Scottsdale, AZ	3.7%
8	Orlando-Kissimmee, FL	3.6%
9	Boston-Cambridge-Quincy, MA-NH	2.9%
10	Denver-Aurora, CO	2.3%
11	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2.0%
12	Columbus, OH	1.9%
13	Cincinnati-Middletown, OH-KY-IN	1.9%
14	Detroit-Warren-Livonia, MI	1.8%
15	Charlotte-Gastonia-Rock Hill, NC-SC	1.8%
16	Las Vegas-Paradise, NV	1.7%
17	San Jose-Sunnyvale-Santa Clara, CA	1.7%
18	Indianapolis-Carmel, IN	1.5%
19	Chicago-Naperville-Joliet, IL-IN-WI	1.5%
20	Atlanta-Sandy Springs-Marietta, GA	1.4%
	Total Top 20 Markets (3)	69.1%

Footnotes

(1)	Three months ended 3/31/2015 GAAP base rent recognized for consolidated properties owned as of 3/31/2015.
(2)	A Core Based Statistical Area is the official term for a functional region based around an urban center of at least 10,000 people, based on standards published by the Office of Management and Budget (OMB) in 2000. These standards are used to replace the definitions of metropolitan areas that were defined in 1990.
(3)	Total shown may differ from detailed amounts due to rounding.

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Top 20 Markets - Single Tenant Office Portfolio
3/31/2015

	Core Based Statistical Area (2)	Percent of GAAP Base Rent as of 3/31/15 (1)
1	Dallas-Fort Worth-Arlington, TX	11.1%
2	Kansas City, MO-KS	7.3%
3	Orlando-Kissimmee, FL	6.7%
4	Phoenix-Mesa-Scottsdale, AZ	6.0%
5	Houston-Sugar Land-Baytown, TX	5.6%
6	Boston-Cambridge-Quincy, MA-NH	4.5%
7	Denver-Aurora, CO	4.0%
8	Memphis, TN-MS-AR	3.7%
9	Charlotte-Gastonia-Rock Hill, NC-SC	3.5%
10	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	3.5%
11	San Jose-Sunnyvale-Santa Clara, CA	3.3%
12	New York-Northern New Jersey-Long Island, NY-NJ-PA	3.1%
13	Indianapolis-Carmel, IN	2.9%
14	Chicago-Naperville-Joliet, IL-IN-WI	2.9%
15	Washington-Arlington-Alexandria, DC-VA-MD-WV	2.4%
16	Columbus, IN	2.2%
17	Omaha-Council Bluffs, NE-IA	2.2%
18	Las Vegas-Paradise, NV	2.1%
19	Columbus, OH	1.8%
20	Scranton-Wilkes-Barre, PA	1.2%
	Total Top 20 Markets - Single Tenant Office Portfolio (3)	80.0%

Footnotes

(1)	Three months ended 3/31/2015 GAAP base rent recognized for consolidated office properties owned as of 3/31/2015.
Includes	long-term office properties.
(2)	A Core Based Statistical Area is the official term for a functional region based around an urban center of at least 10,000 people, based on standards published by the Office of Management and Budget (OMB) in 2000. These standards are used to replace the definitions of metropolitan areas that were defined in 1990.
(3)	Total shown may differ from detailed amounts due to rounding.

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Tenant Industry Diversification
3/31/2015

Industry Category	Percent of GAAP Base Rent as of 3/31/2015 (1) (2)
Service	22.7%
Technology	10.1%
Finance/Insurance	8.7%
Automotive	8.6%
Transportation/Logistics	8.0%
Energy	6.8%
Healthcare	6.1%
Consumer Products	5.6%
Food	4.1%
Aerospace/Defense	3.5%
Telecommunications	3.5%
Construction/Materials	3.0%
Printing/Production	2.2%
Education	2.0%
Apparel	1.5%
Retail Department	1.2%
Retail Specialty	1.1%
Media/Advertising	0.7%
Real Estate	0.6%
Retail Electronics	0.1%
100.0%

Footnotes

(1)	Three months ended 3/31/2015 GAAP base rent recognized for consolidated properties owned as of 3/31/2015.
(2)	Total shown may differ from detailed amounts due to rounding.

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LEXINGTON REALTY TRUST

Top 10 Tenants or Guarantors

3/31/2015

Top 10 Tenants or Guarantors - Cash Basis

Tenants or Guarantors	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)	Cash Base Rent as of 3/31/2015 ($000) (1)	Percent of Cash Base Rent as of 3/31/2015 ($000) (1) (2)
Baker Hughes, Inc. (4)	1	554,385	1.3%	$5,613	6.0%
Invensys Systems, Inc. (Siebe, Inc.) (4)	1	164,689	0.4%	$3,270	3.5%
FedEx Corporation / Federal Express Corporation	3	787,829	1.9%	$3,142	3.3%
Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	7	2,053,359	4.9%	$2,554	2.7%
United States of America	3	398,214	1.0%	$2,279	2.4%
Heidelberg Americas, Inc. (Heidelberg Druckmaschinen AG) (4)	1	500,500	1.2%	$2,105	2.2%
Swiss Re America Holding Corporation / Westport Insurance Corporation	2	476,123	1.1%	$1,879	2.0%
Xerox Corporation	1	202,000	0.5%	$1,767	1.9%
Michelin North America, Inc.	3	2,503,916	6.0%	$1,759	1.9%
T-Mobile USA, Inc. / T-Mobile West Corporation	5	386,078	0.9%	$1,738	1.8%
	27	8,027,093	19.2%	$26,106	27.8%

Top 10 Tenants or Guarantors - GAAP Basis

Tenants or Guarantors	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)	GAAP Base Rent as of 3/31/2015 ($000) (3)	Percent of GAAP Base Rent as of 3/31/2015 ($000) (3) (2)
LG-39 Ground Tenant LLC	1	0	0.0%	$4,343	4.3%
FC-Canal Ground Tenant LLC	1	0	0.0%	$3,722	3.7%
AL-Stone Ground Tenant LLC	1	0	0.0%	$3,397	3.4%
FedEx Corporation / Federal Express Corporation	3	787,829	1.9%	$3,224	3.2%
Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	7	2,053,359	4.9%	$2,484	2.5%
United States of America	3	398,214	1.0%	$2,377	2.4%
Swiss Re America Holding Corporation / Westport Insurance Corporation	2	476,123	1.1%	$1,887	1.9%
Invensys Systems, Inc. (Siebe, Inc.)	1	164,689	0.4%	$1,862	1.9%
Baker Hughes, Inc.	1	554,385	1.3%	$1,844	1.8%
Michelin North America, Inc.	3	2,503,916	6.0%	$1,770	1.8%
	23	6,938,515	16.6%	$26,910	26.9%

Footnotes

(1)	Three months ended 3/31/2015 Cash base rent recognized for consolidated properties owned as of 3/31/2015.
(2)	Total shown may differ from detailed amounts due to rounding.
(3)	Three months ended 3/31/2015 GAAP base rent recognized for consolidated properties owned as of 3/31/2015.
(4)	Tenant pays rent semi-annually in uneven amounts.

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Lease Rollover Schedule - Consolidated Single-Tenant Properties GAAP Basis

3/31/2015

Year	Number of Leases Expiring	GAAP Base Rent as of 3/31/2015 ($000)	Percent of GAAP Base Rent as of 3/31/2015	Percent of GAAP Base Rent as of 3/31/2014
2015 - remaining	3	$2,045	2.2%	4.3%
2016	15	$4,728	5.1%	6.1%
2017	17	$5,118	5.5%	6.7%
2018	30	$6,394	6.9%	6.8%
2019	20	$7,330	7.9%	7.3%
2020	18	$7,017	7.6%	5.2%
2021	10	$5,273	5.7%	5.5%
2022	8	$3,171	3.4%	3.3%
2023	6	$3,546	3.8%	6.6%
2024	9	$3,405	3.7%	4.6%
2025 - Q1	5	$2,113	2.3%	1.2%
Thereafter	65	$42,180	45.7%	38.1%

Total (1)	206	$92,320	100.0%

Footnotes

(1)	Total shown may differ from detailed amounts due to rounding and does not include multi-tenant properties and parking operations.

26

LEXINGTON REALTY TRUST

Lease Rollover Schedule - Consolidated Properties GAAP Basis

3/31/2015

Year	Number of Leases Expiring	GAAP Base Rent as of 3/31/2015 ($000)	Percent of GAAP Base Rent as of 3/31/2015
2015 - remaining	40	$2,346	2.4%
2016	32	$5,177	5.3%
2017	20	$5,139	5.3%
2018	34	$6,939	7.1%
2019	30	$8,200	8.4%
2020	20	$7,100	7.3%
2021	13	$6,798	7.0%
2022	9	$3,171	3.2%
2023	7	$3,546	3.6%
2024	11	$3,462	3.5%
2025 - Q1	5	$2,113	2.2%
Thereafter	67	$43,815	44.8%

Total (1)	288	$97,806	100.0%

Footnotes

(1)	Total shown may differ from detailed amounts due to rounding and does not include parking operations.

27

LEXINGTON REALTY TRUST
Long-Term Leases- Consolidated Portfolio - 3/31/2015

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Property Type	Sq.Ft. Leased or Available (1)	Cash Rent as of 3/31/2015 ($000) (2)	GAAP Base Rent as of 3/31/2015 ($000) (3)	3/31/2015 Debt Balance ($000)	Debt Maturity
LONG-TERM LEASE PROPERTIES
2025	6/30/2025	10000 Business Blvd.	Dry Ridge	KY	—	Dana Light Axle Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	336,350	336	336	2,094	07/2015
		2500 Patrick Henry Pkwy.	McDonough	GA	—	Georgia Power Company	Office	111,911	325	309	-	-
		301 Bill Bryan Rd.	Hopkinsville	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	424,904	422	422	6,827	07/2015
		4010 Airpark Dr.	Owensboro	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	211,598	302	302	1,722	07/2015
		730 North Black Branch Rd.	Elizabethtown	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	167,770	134	134	2,195	07/2015
		750 North Black Branch Rd.	Elizabethtown	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	539,592	709	709	11,685	07/2015
	7/14/2025	590 Ecology Ln.	Chester	SC	—	Boral Stone Products LLC (Boral Limited)	Industrial	420,597	555	407	9,226	08/2025
	7/31/2025	7005 Cochran Rd.	Glenwillow	OH	—	Royal Appliance Mfg. Co.	Industrial	458,000	510	563	15,533	09/2016
	9/30/2025	10001 Richmond Ave.	Houston	TX	18	Baker Hughes Incorporated / Schlumberger Holdings Corp.	Office	554,385	5,613	1,844	-	-
	10/31/2025	6277 Sea Harbor Dr.	Orlando	FL	19	Wyndham Vacation Ownership, Inc. (Wyndham Worldwide Corporation) / Aramark Corporation	Office	357,166	1,924	1,791	-	-
	11/30/2025	11707 Miracle Hills Dr.	Omaha	NE	—	Infocrossing, Inc.	Office	85,200	292	292	7,730	04/2016
	12/31/2025	1700 47th Ave North	Minneapolis	MN	—	Owens Corning Roofing and Asphalt, LLC	Industrial	18,620	137	137	-	-
		2005 East Technology Cir.	Tempe	AZ	—	Infocrossing, Inc.	Office	60,000	282	282	7,300	04/2016
		4001 International Pkwy.	Carrollton	TX	—	Motel 6 Operating, LP	Office	138,443	517	557	-	-
2026	3/30/2026	121 Technology Dr.	Durham	NH	15	Heidelberg Americas, Inc. (Heidelberger Druckmaschinen AG) / Goss International Americas, Inc. (Goss International Corporation)	Industrial	500,500	2,105	634	-	-
	3/31/2026	500 Olde Worthington Rd.	Westerville	OH	—	InVentiv Communications, Inc.	Office	97,000	278	314	-	-
		459 Wingo Rd.	Byhalia	MS	—	Asics America Corporation (Asics Corporation)	Industrial	513,734	674	734	15,000	06/2016
		633 Garrett Pkwy.	Lewisburg	TN	—	Calsonic Kansei North America, Inc.	Industrial	310,000	299	322	-	-
	6/30/2026	333 Mt. Hope Ave.	Rockaway	NJ	—	Atlantic Health System, Inc.	Office	60,258	-	188	-	-
		351 Chamber Dr.	Chillicothe	OH	—	The Kitchen Collection, Inc.	Industrial	475,218	265	290	-	-
	8/31/2026	25500 State Hwy. 249	Tomball	TX	—	Parkway Chevrolet, Inc. (Raymond Durdin & Jean W. Durdin)	Specialty	77,076	357	351	8,663	11/2016
	9/30/2026	900 Industrial Blvd.	Crossville	TN	—	Dana Commercial Vehicle Products, LLC	Industrial	222,200	144	144	-	-
	10/31/2026	5001 Greenwood Rd.	Shreveport	LA	—	Libbey Glass Inc. (Libbey Inc.)	Industrial	646,000	525	541	19,000	07/2017
	11/30/2026	250 Rittenhouse Cir.	Bristol	PA	—	Northtec LLC (The Estée Lauder Companies Inc.)	Industrial	241,977	273	287	-	-
		500 Kinetic Dr.	Huntington	WV	—	AMZN WVCS LLC (Amazon.com, Inc.)	Office	68,693	267	317	6,500	02/2017
	12/29/2026	5500 New Albany Rd.	Columbus	OH	—	Evans, Mechwart, Hambleton & Tilton, Inc.	Office	104,807	403	434	-	-
2027	2/28/2027	554 Nissan Parkway	Canton	MS	—	Nissan North America, Inc.	Industrial	1,466,000	15	17	-	-
	4/30/2027	1315 West Century Dr.	Louisville	CO	5	Global Healthcare Exchange, Inc. (Global Healthcare Exchange, LLC)	Office	106,877	288	314	-	-
		2424 Alpine Rd.	Eau Claire	WI	—	Silver Spring Foods, Inc. (Huntsinger Farms, Inc.)	Industrial	159,000	267	251	-	-
	6/30/2027	3902 Gene Field Rd	St. Joseph	MO	—	Boehringer Ingelheim Vetmedica, Inc. (Boehringer Ingelheim USA Corporation)	Office	98,849	446	498	-	-
	7/6/2027	2221 Schrock Rd.	Columbus	OH	—	MS Consultants, Inc.	Office	42,290	146	160	-	-
	8/7/2027	25 Lakeview Dr.	Jessup	PA	—	TMG Health, Inc.	Office	150,000	497	625	-	-
	10/31/2027	11201 Renner Blvd.	Lenexa	KS	—	United States of America	Office	169,585	1,397	1,526	37,894	11/2027
	11/30/2027	1700 Millrace Dr.	Eugene	OR	17	Oregon Research Institute / Educational Policy Improvement Center	Office	80,011	419	519	-	-
	12/31/2027	10590 Hamilton Ave.	Cincinnati	OH	—	The Hillman Group, Inc.	Industrial	264,598	195	203	-	-
2028	3/31/2028	29-01-Borden Ave./29-10 Hunters Point Ave.	Long Island City	NY	—	FedEx Ground Package System, Inc. (FedEx Corporation)	Industrial	140,330	1,193	1,284	50,967	03/2028
	4/30/2028	9655 Maroon Circle	Englewood	CO	—	TriZetto Corporation	Office	166,912	859	961	-	-
	8/31/2028	9803 Edmonds Way	Edmonds	WA	—	Pudget Consumers Co-op d/b/a PCC Natural Markets	Retail	35,459	162	162	-	-
	11/30/2028	832 N. Westover Blvd .	Albany	GA	—	Gander Mountain Company	Retail	45,554	157	173	-	-
2029	1/31/2029	6226 West Sahara Ave.	Las Vegas	NV	—	Nevada Power Company	Office	282,000	772	1,063	-	-
		175 Holt Garrison Pkwy.	Danville	VA	—	Home Depot USA, Inc.	Land/Infrastructure	-	65	54	-	-
	3/31/2029	2800 High Meadow Circle	Auburn Hills	MI	—	Faurecia USA Holdings, Inc.	Industrial	278,000	184	210	-	-
	11/24/2029	318 Pappy Dunn Blvd.	Anniston	AL	—	International Automotive Components Group North America, Inc.	Industrial	276,782	393	435	-	-
	12/31/2029	3030 North 3rd St.	Phoenix	AZ	—	CopperPoint Mutual Insurance Company	Office	252,400	1,004	1,211	-	-
2030	4/7/2030	810 Gears Rd.	Houston	TX	—	United States of America	Office	68,985	-	-	-	-
2031	5/31/2031	671 Washburn Switch Rd.	Shelby	NC	—	Clearwater Paper Corporation	Industrial	673,518	568	650	-	-
2032	4/30/2032	13930 Pike Rd.	Missouri City	TX	—	Vulcan Construction Materials, LP (Vulcan Materials Company)	Land/Infrastructure	-	455	531	-	-
	10/31/2032	143 Diamond Avenue	Parachute	CO	—	Encana Oil and Gas (USA) Inc. (Alenco Inc.)	Office	49,024	254	321	-	-

28

LEXINGTON REALTY TRUST
Long-Term Leases- Consolidated Portfolio - 3/31/2015

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Property Type	Sq.Ft. Leased or Available (1)	Cash Rent as of 3/31/2015 ($000) (2)	GAAP Base Rent as of 3/31/2015 ($000) (3)	3/31/2015 Debt Balance ($000)	Debt Maturity
LONG-TERM LEASE PROPERTIES
2033	10/31/2033	1001 Innovation Road	Rantoul	IL	—	Easton-Bell Sports, Inc.	Industrial	813,126	869	1,037	-	-
	11/30/2033	1331 Capitol Ave.	Omaha	NE	—	The Gavilon Group, LLC	Office	127,810	706	828	-	-
	12/31/2033	3000 Busch Lake Blvd.	Tampa	FL	—	BluePearl Holdings, LLC	Office	17,000	122	122	-	-
		2910 Busch Lake Blvd.	Tampa	FL	—	BluePearl Holdings, LLC	Office	2,500	14	14	-	-
		2950 Busch Lake Blvd.	Tampa	FL	—	BluePearl Holdings, LLC	Office	8,000	39	39	-	-
		19311 SH 249	Houston	TX	—	BluePearl Holdings, LLC	Office	12,622	55	55	-	-
2034	9/30/2034	5625 North Sloan Ln.	North Las Vegas	NV	—	Nicholas and Co., Inc.	Industrial	180,235	535	639	-	-
2035	3/31/2035	7007 F.M. 362	Brookshire	TX	—	Orizon Industries, Inc. (Spitzer Industries, Inc.)	Industrial	262,095	22	26	-	-
		13863 Industrial Road	Houston	TX	—	Curtis Kelly, Inc. (Spitzer Industries, Inc.)	Industrial	187,800	27	33	-	-
2038	3/31/2038	13901/14035 Industrial Rd.	Houston	TX	—	Industrial Terminals Management, L.L.C. (Maritime Holdings (Delaware) LLC)	Land/Infrastructure	132,449	1,348	1,693	-	-
2039	3/31/2039	854 Paragon Way	Rock Hill	SC	—	Physicians Choice Laboratory Services, LLC	Office	104,497	457	615	-	-
2043	2/28/2043	1237 W. Sherman Avenue	Vineland	NJ	-	HealthSouth Rehabilitation Hospital of South Jersey, LLC (HealthSouth Corporation)	Specialty	39,287	279	279	-	-
2055	1/31/2055	499 Derbyshire Drive	Venice	FL	—	Littlestone Brotherhood LLC	Land/Infrastructure	31,180	248	374	-	-
2112	10/31/2112	350 and 370-372 Canal St.	New York	NY	—	FC-Canal Ground Tenant LLC	Land/Infrastructure	-	1,232	3,722	69,309	01/2027
		309-313 West 39th St.	New York	NY	—	LG-39 Ground Tenant LLC	Land/Infrastructure	-	1,438	4,343	80,870	01/2027
		8-12 Stone St.	New York	NY	—	AL-Stone Ground Tenant LLC	Land/Infrastructure	-	1,125	3,397	63,259	01/2027
2113	10/31/2113	15 West 45th St.	New York	NY	—	ZE-45 Ground Tenant LLC	Land/Infrastructure	-	375	1,155	29,193	01/2025
N/A	Vacancy	333 Mt. Hope Ave.	Rockaway	NJ	—	(Available for Lease)	Office	32,068	-	-	-	-
		6277 Sea Harbor Dr.	Orlando	FL	—	(Available for Lease)	Office	1,215	-	-	-	-
		810 Gears Rd.	Houston	TX	—	(Available for Lease)	Office	9,910	-	-	-	-
LONG TERM TOTAL/WEIGHTED AVERAGE						99.7% Leased		13,969,967	$36,275	$42,180	$444,967

29

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 3/31/2015

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Cash Rent as of 3/31/2015 ($000) (2)	GAAP Base Rent as of 3/31/2015 ($000) (3)	3/31/2015 Debt Balance ($000)	Debt Maturity
OFFICE PROPERTIES
2015	6/30/2015	33 Commercial St.	Foxboro	MA	—	Invensys Systems, Inc. (Siebe, Inc.)	164,689	3,270	1,862	-	-
2016	1/31/2016	1600 Eberhardt Rd.	Temple	TX	—	Nextel of Texas, Inc. (Nextel Finance Company)	108,800	419	337	7,765	01/2016
	4/30/2016	11511 Luna Rd.	Farmers Branch	TX	—	Haggar Clothing Co. (Texas Holding Clothing Corporation and Haggar Corp.)	180,507	608	797	18,401	07/2016
		2000 Eastman Dr.	Milford	OH	—	Siemens Corporation	221,215	622	580	-	-
	5/31/2016	1200 Jupiter Rd.	Garland	TX	—	Raytheon Company	278,759	377	433	-	-
	7/14/2016	1400 Northeast McWilliams Rd.	Bremerton	WA	—	Nextel West Corporation (Nextel Finance Company)	60,200	304	304	5,774	04/2016
	10/31/2016	104 & 110 South Front St.	Memphis	TN	—	Hnedak Bobo Group, Inc.	37,229	130	125	3,605	01/2017
2017	3/31/2017	1701 Market St.	Philadelphia	PA	4	Car-Tel Communications, Inc.	1,220	14	14	-	-
	9/30/2017	9201 East Dry Creek Rd.	Centennial	CO	—	Arrow Electronics, Inc.	128,500	869	758	-	-
	10/31/2017	4455 American Way	Baton Rouge	LA	—	New Cingular Wireless PCS, LLC	70,100	264	265	-	-
		5201 West Barraque St.	Pine Bluff	AR	—	Entergy Services, Inc.	27,189	48	67	-	-
	11/30/2017	6200 Northwest Pkwy.	San Antonio	TX	—	United HealthCare Services, Inc. / PacifiCare Healthsystems, LLC	142,500	492	467	-	-
2018	1/31/2018	820 Gears Rd.	Houston	TX	—	Ricoh Americas Corporation	78,895	263	289	-	-
	2/28/2018	850-950 Warrenville Rd.	Lisle	IL	—	Flexible Steel Lacing Company, d/b/a Flexco, Inc.	7,535	34	45	-	-
	4/30/2018	Sandlake Rd./Kirkman Rd.	Orlando	FL	—	Lockheed Martin Corporation	184,000	240	467	-	-
	5/30/2018	13651 McLearen Rd.	Herndon	VA	—	United States of America	159,644	882	851	-	-
	5/31/2018	8900 Freeport Pkwy.	Irving	TX	—	Pacific Union Financial, LLC.	43,396	220	196	-	-
	6/30/2018	100 Barnes Rd.	Wallingford	CT	—	3M Company	44,400	126	126	-	-
		420 Riverport Rd.	Kingsport	TN	—	Kingsport Power Company	42,770	78	32	-	-
	8/31/2018	2706 Media Center Dr.	Los Angeles	CA	—	Sony Electronics Inc.	20,203	58	58	-	-
		3500 North Loop Rd.	McDonough	GA	—	Litton Loan Servicing LP	62,218	324	229	-	-
	9/30/2018	1701 Market St.	Philadelphia	PA	4	CBC Restaurant Corp.	8,070	56	53	-	-
	10/31/2018	3943 Denny Ave.	Pascagoula	MS	—	Huntington Ingalls Incorporated	94,841	148	148	-	-
	12/22/2018	5200 Metcalf Ave.	Overland Park	KS	—	Swiss Re America Holding Corporation / Westport Insurance Corporation	320,198	1,282	1,290	34,579	05/2019
	12/31/2018	2550 Interstate Dr.	Harrisburg	PA	20	AT&T Services, Inc.	85,301	293	316	-	-
2019	1/31/2019	2999 Southwest 6th St.	Redmond	OR	—	VoiceStream PCS I, LLC / T-Mobile West Corporation (T-Mobile USA, Inc.)	77,484	415	367	-	-
	4/1/2019	9201 Stateline Rd.	Kansas City	MO	—	Swiss Re America Holding Corporation / Westport Insurance Corporation	155,925	597	597	16,486	05/2019
	6/19/2019	3965 Airways Blvd.	Memphis	TN	—	Federal Express Corporation	521,286	1,743	1,753	-	-
	6/28/2019	3265 East Goldstone Dr.	Meridian	ID	—	VoiceStream PCS Holding, LLC / T-Mobile PCS Holdings, LLC (T-Mobile USA, Inc.)	77,484	349	276	9,640	08/2019
	7/15/2019	19019 North 59th Ave.	Glendale	AZ	—	Honeywell International Inc.	252,300	465	475	-	-
	7/31/2019	500 Jackson St.	Columbus	IN	—	Cummins, Inc.	390,100	1,148	1,135	24,119	07/2019
	10/31/2019	10475 Crosspoint Blvd.	Indianapolis	IN	—	John Wiley & Sons, Inc.	123,416	563	567	-	-
		9601 Renner Blvd.	Lenexa	KS	—	VoiceStream PCS II Corporation (T-Mobile USA, Inc.)	77,484	357	286	9,757	12/2019
	12/31/2019	400 Butler Farm Rd.	Hampton	VA	—	Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company)	100,632	246	251	-	-
		850-950 Warrenville Rd.	Lisle	IL	—	National-Louis University / James J. Benes & Associates, Inc.	91,879	353	358	9,571	06/2016
2020	1/31/2020	10300 Kincaid Dr.	Fishers	IN	—	Roche Diagnostics Operations, Inc.	193,000	881	856	-	-
	2/14/2020	5600 Broken Sound Blvd.	Boca Raton	FL	—	Canon Solutions America, Inc. (Oce - USA Holding, Inc.)	143,290	581	561	19,806	02/2020
	5/31/2020	2401 Cherahala Blvd.	Knoxville	TN	—	AdvancePCS, Inc. / CaremarkPCS, L.L.C.	59,748	183	193	-	-
	6/30/2020	10419 North 30th St.	Tampa	FL	—	Time Customer Service, Inc. (Time Incorporated)	132,981	370	362	-	-
		3711 San Gabriel	Mission	TX	—	VoiceStream PCS II Corporation / T-Mobile West Corporation	75,016	263	210	5,395	06/2015
	7/8/2020	1460 Tobias Gadsen Blvd.	Charleston	SC	—	Hagemeyer North America, Inc.	50,076	213	210	7,253	02/2021
	7/31/2020	13775 McLearen Rd.	Herndon	VA	12	Orange Business Services U.S., Inc. (Equant N.V.)	132,617	315	386	-	-
	8/31/2020	133 First Park Dr.	Oakland	ME	—	Omnipoint Holdings, Inc. (T-Mobile USA, Inc.)	78,610	354	287	9,007	10/2020
	9/30/2020	600 Business Center Dr.	Lake Mary	FL	—	JPMorgan Chase Bank, National Association	125,155	407	439	-	-
		9200 South Park Center Loop	Orlando	FL	—	Zenith Education Group, Inc. (ECMC Group, Inc.)	59,927	281	284	9,576	02/2017
		550 International Parkway	Lake Mary	FL	—	JPMorgan Chase Bank, National Association	125,920	409	441	-	-
	10/31/2020	12209 West Markham St.	Little Rock	AR	—	Entergy Arkansas, Inc.	36,311	59	59	-	-

30

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 3/31/2015

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Cash Rent as of 3/31/2015 ($000) (2)	GAAP Base Rent as of 3/31/2015 ($000) (3)	3/31/2015 Debt Balance ($000)	Debt Maturity
OFFICE PROPERTIES
2021	1/31/2021	1701 Market St.	Philadelphia	PA	4 , 10	Morgan, Lewis & Bockius LLP	292,073	1,067	1,074	-	-
	3/31/2021	1311 Broadfield Blvd.	Houston	TX	—	Transocean Offshore Deepwater Drilling, Inc. (Transocean Sedco Forex, Inc.)	155,040	659	656	-	-
	6/30/2021	1415 Wyckoff Rd.	Wall	NJ	—	New Jersey Natural Gas Company	157,511	828	828	18,834	01/2021
	8/31/2021	333 Three D Systems Circle	Rock Hill	SC	—	3D Systems Corporation	80,028	167	172	-	-
	11/30/2021	29 South Jefferson Rd.	Whippany	NJ	—	CAE SimuFlite, Inc. (CAE INC.)	123,734	624	581	14,039	11/2021
	12/31/2021	2800 Waterford Lake Dr.	Midlothian	VA	—	Alstom Power, Inc.	99,057	551	546	-	-
2022	1/31/2022	26210 and 26220 Enterprise Court	Lake Forest	CA	—	Apria Healthcare, Inc. (Apria Healthcare Group, Inc.)	100,012	330	300	-	-
	3/14/2022	4400 Northcorp Pkwy.	Palm Beach Gardens	FL	—	The Weiss Group, LLC	18,500	15	15	-	-
	6/30/2022	8555 South River Pkwy.	Tempe	AZ	—	DA Nanomaterials L.L.C./ Air Products and Chemicals, Inc.	95,133	401	427	-	-
	7/31/2022	1440 E 15th Street	Tucson	AZ	—	CoxCom, LLC	28,591	137	137	-	-
	11/30/2022	4201 Marsh Ln.	Carrollton	TX	—	Carlson Restaurants Inc. (Carlson, Inc.)	130,000	504	466	-	-
	12/31/2022	147 Milk St.	Boston	MA	—	Harvard Vanguard Medical Associates, Inc.	52,337	425	415	12,482	12/2018
		231 N. Martingale Rd.	Schaumburg	IL	—	CEC Educational Services, LLC (Career Education Corporation)	317,198	1,078	1,076	-	-
2023	2/28/2023	2211 South 47th St.	Phoenix	AZ	—	Avnet, Inc.	176,402	551	674	-	-
	3/31/2023	8900 Freeport Pkwy.	Irving	TX	—	Nissan Motor Acceptance Corporation (Nissan North America, Inc.)	225,049	891	856	-	-
	6/30/2023	12600 Gateway Blvd.	Fort Myers	FL	7	Alta Resources Corp.	63,261	226	242	-	-
	12/14/2023	3333 Coyote Hill Rd.	Palo Alto	CA	—	Xerox Corporation	202,000	1,767	1,660	52,299	12/2023
2024	2/14/2024	1362 Celebration Blvd.	Florence	SC	—	MED3000, Inc.	32,000	134	143	-	-
	5/31/2024	3476 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Bank, N.A.	169,083	451	487	-	-
		3480 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Bank, N.A.	169,218	451	506	-	-
	8/31/2024	10475 Crosspoint Blvd.	Indianapolis	IN	—	RGN-Indianapolis I, LLC	14,236	71	71	-	-
	10/31/2024	1409 Centerpoint Blvd.	Knoxville	TN	—	Alstom Power, Inc.	84,404	265	305	-	-
	11/30/2024	2050 Roanoke Rd.	Westlake	TX	—	TD Auto Finance LLC	77,906	423	468	-	-
	12/31/2024	12000 & 12025 Tech Center Dr.	Livonia	MI	—	Kelsey-Hayes Company (TRW Automotive Inc.)	180,230	393	423	-	-
2025	1/31/2025	1401 Nolan Ryan Expy.	Arlington	TX	—	Triumph Aerostructures, LLC (Triumph Group, Inc.)	111,409	395	404	-	-
	2/28/2025	6555 Sierra Dr.	Irving	TX	—	TXU Energy Retail Company, LLC (Texas Competitive Electric Holdings Company, LLC)	247,254	775	722	-	-
		1401 Nolan Ryan Expy.	Arlington	TX	—	Cyient, Inc. (Infotech Enterprise Limited)	13,590	20	18	-	-
	3/14/2025	601 & 701 Experian Pkwy.	Allen	TX	—	Experian Information Solutions, Inc. / TRW, Inc.(Experian Holdings, Inc.)	292,700	768	742	-	-
	3/31/2025	2706 Media Center Dr.	Los Angeles	CA	—	Bank of America, National Association	62,323	-	227	-	-
N/A	N/A	1701 Market St.	Philadelphia	PA	4	Parking Operations	-	620	620	-	-
	Vacancy	10475 Crosspoint Blvd.	Indianapolis	IN	—	(Available for Lease)	3,764	-	-	-	-
		1701 Market St.	Philadelphia	PA	4	(Available for Lease)	2,674	-	-	-	-
		2050 Roanoke Rd.	Westlake	TX	—	(Available for Lease)	52,293	-	-	-	-
		2550 Interstate Dr.	Harrisburg	PA	—	(Available for Lease)	4,049	-	-	-	-
		1401 Nolan Ryan Expy.	Arlington	TX	—	(Available for Lease)	36,809	13	13	-	-
OFFICE TOTAL/WEIGHTED AVERAGE						99.0% Leased	9,522,888	$36,973	$35,736	$288,388

31

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Property Leases and Vacancies - Consolidated Portfolio - 3/31/2015

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq. Ft. Leased or Available (1)	Cash Rent as of 3/31/2015 ($000) (2)	GAAP Base Rent as of 3/31/2015 ($000) (3)	3/31/2015 Debt Balance ($000)	Debt Maturity
INDUSTRIAL PROPERTIES
2015	6/30/2015	324 Industrial Park Rd.	Franklin	NC	—	SKF USA, Inc.	72,868	75	61	22	04/2015
	12/31/2015	749 Southrock Dr.	Rockford	IL	—	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	150,000	119	122	-	-
2016	2/28/2016	7670 Hacks Cross Rd.	Olive Branch	MS	—	MAHLE Aftermarket Inc. (MAHLE Industries, Incorporated)	268,104	239	182	-	-
	3/31/2016	2455 Premier Dr.	Orlando	FL	—	Walgreen Co. / Walgreen Eastern Co.	205,016	127	196	-	-
	5/31/2016	291 Park Center Dr.	Winchester	VA	—	Kraft Foods Group, Inc.	344,700	320	322	-	-
	6/30/2016	1133 Poplar Creek Rd.	Henderson	NC	—	Staples, Inc.	196,946	197	203	-	-
	7/31/2016	7111 Crabb Rd.	Temperance	MI	—	Michelin North America, Inc.	744,570	571	571	-	-
	11/30/2016	736 Addison Rd.	Erwin	NY	—	Corning, Incorporated	408,000	330	330	8,171	10/2018
	12/31/2016	2935 Van Vactor Dr.	Plymouth	IN	—	Bay Valley Foods, LLC	300,500	211	208	5,897	09/2016
		3686 South Central Ave.	Rockford	IL	—	Pierce Packaging Co.	93,000	76	76	-	-
2017	1/31/2017	109 Stevens St.	Jacksonville	FL	9	Wagner Industries, Inc.	153,648	81	81	-	-
	2/28/2017	3456 Meyers Ave.	Memphis	TN	—	Sears, Roebuck and Co. / Sears Logistics Services	780,000	398	424	-	-
	4/30/2017	3600 Army Post Rd.	Des Moines	IA	—	HP Enterprise Services, LLC	405,000	645	513	-	-
	5/31/2017	191 Arrowhead Dr.	Hebron	OH	—	Owens Corning Insulating Systems, LLC	250,410	138	138	-	-
		200 Arrowhead Dr.	Hebron	OH	—	Owens Corning Insulating Systems, LLC	400,522	220	218	-	-
	6/30/2017	7500 Chavenelle Rd.	Dubuque	IA	—	The McGraw-Hill Companies, Inc.	330,988	322	291	9,245	06/2017
	9/30/2017	250 Swathmore Ave.	High Point	NC	—	Steelcase Inc.	244,851	283	272	-	-
	10/31/2017	1420 Greenwood Rd.	McDonough	GA	—	Versacold USA, Inc.	296,972	680	649	22,437	11/2017
		43955 Plymouth Oaks Blvd.	Plymouth	MI	—	Tower Automotive Operations USA I, LLC / Tower Automotive Products Inc. (Tower Automotive, Inc.)	290,133	345	369	-	-
	12/31/2017	2203 Sherrill Dr.	Statesville	NC	—	Ozburn-Hessey Logistics, LLC (OHH Acquisition Corporation)	639,800	500	479	-	-
2018	6/30/2018	1650-1654 Williams Rd.	Columbus	OH	—	ODW Logistics, Inc.	772,450	337	336	-	-
	9/30/2018	50 Tyger River Dr.	Duncan	SC	—	Plastic Omnium Auto Exteriors, LLC	221,833	256	256	-	-
		904 Industrial Rd.	Marshall	MI	—	Tenneco Automotive Operating Company, Inc. (Tenneco, Inc.)	246,508	210	174	-	-
	12/31/2018	120 Southeast Pkwy. Dr.	Franklin	TN	—	Essex Group, Inc. (United Technologies Corporation)	289,330	184	184	-	-
2019	10/17/2019	10345 Philipp Pkwy.	Streetsboro	OH	—	L'Oreal USA S/D, Inc. (L’Oreal USA, Inc.)	649,250	704	653	17,855	09/2019
	12/31/2019	2415 US Hwy. 78 East	Moody	AL	—	Michelin North America, Inc.	595,346	341	352	-	-
2020	1/31/2020	101 Michelin Dr.	Laurens	SC	—	Michelin North America, Inc.	1,164,000	847	847	-	-
	3/31/2020	2425 Hwy. 77 North	Waxahachie	TX	—	James Hardie Building Products, Inc. (James Hardie NV & James Hardie Industries NV)	335,610	850	850	-	-
	5/31/2020	359 Gateway Dr.	Lavonia	GA	—	TI Group Automotive Systems, LLC (TI Automotive Ltd.)	133,221	300	238	7,909	12/2020
	6/30/2020	3102 Queen Palm Dr.	Tampa	FL	—	Time Customer Service, Inc. (Time Incorporated)	229,605	348	319	-	-
	9/30/2020	3350 Miac Cove Rd.	Memphis	TN	—	Mimeo.com, Inc.	107,400	110	102	-	-
	12/19/2020	1901 Ragu Dr.	Owensboro	KY	6	Unilever Supply Chain, Inc. (Unilever United States, Inc.)	443,380	299	373	-	-
2021	5/31/2021	477 Distribution Pkwy.	Collierville	TN	—	Federal Express Corporation / FedEx Techconnect, Inc.	126,213	206	187	-	-
	9/30/2021	3820 Micro Dr.	Millington	TN	—	Ingram Micro L.P. (Ingram Micro Inc.)	701,819	423	453	-	-
	10/25/2021	6938 Elm Valley Dr.	Kalamazoo	MI	—	Dana Commercial Vehicle Products, LLC (Dana Holding Corporation and Dana Limited)	150,945	507	437	-	-
	11/30/2021	2880 Kenny Biggs Rd.	Lumberton	NC	—	Quickie Manufacturing Corporation	423,280	343	339	-	-
2022	3/31/2022	5417 Campus Dr.	Shreveport	LA	—	The Tire Rack, Inc.	257,849	319	335	-	-
2023	12/31/2023	1601 Pratt Ave.	Marshall	MI	—	Autocam Corporation	58,707	76	76	-	-
2024	4/30/2024	113 Wells St.	North Berwick	ME	—	United Technologies Corporation	972,625	384	343	5,705	04/2019
	5/31/2024	901 East Bingen Point Way	Bingen	WA	—	The Boeing Company	124,539	625	659	-	-
N/A	Vacancy	109 Stevens St.	Jacksonville	FL	—	(Available for Lease)	15,152	-	-	-	-
		3350 Miac Cove Rd.	Memphis	TN	—	(Available for Lease)	32,679	-	-	-	-
INDUSTRIAL TOTAL/WEIGHTED AVERAGE						99.7% Leased	14,627,769	$13,546	$13,218	$77,241

32

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 3/31/2015

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant	Sq.Ft.	Percentage Leased	Cash Rent as of 3/31/2015 ($000) (2)	GAAP Base Rent as of 3/31/2015 ($000) (3)	3/31/2015 Debt Balance ($000)	Debt Maturity
MULTI-TENANT PROPERTIES (8,14)
Various	Various	100 Light St.	Baltimore	MD	13	Multi-Tenant	476,459	94%	4,014	4,068	55,000	06/2023
		13430 North Black Canyon Fwy.	Phoenix	AZ	—	Multi-Tenant	138,940	92%	603	602	-	-
		1501 Nolan Ryan Expy.	Arlington	TX	—	Multi-Tenant	74,739	0%	-	-	-	-
		180 South Clinton St.	Rochester	NY	—	Multi-Tenant	226,000	0%	-	-	17,234	08/2016
		2210 Enterprise Dr.	Florence	SC	—	Caliber Funding, LLC	176,557	21%	181	173	-	-
		3165 McKelvey Rd.	Bridgeton	MO	—	BJC Health System	51,067	50%	108	101	-	-
		4200 Northcorp Pkwy.	Palm Beach Gardens	FL	—	Multi-Tenant	95,065	95%	218	218	-	-
		6050 Dana Way	Antioch	TN	—	Multi-Tenant	674,528	78%	460	454	-	-
		700 US Hwy. Route 202-206	Bridgewater	NJ	—	Multi-Tenant	115,558	0%	-	-	14,118	03/2016
		275 Technology Dr.	Canonsburg	PA	—	Multi-Tenant	107,872	0%	-	-	-	-
		King St./1042 Fort St. Mall	Honolulu	HI	—	Multi-Tenant	77,459	69%	201	201	-	-
		26555 Northwestern Pkwy	Southfield	MI	11	Multi-Tenant	187,163	0%	113	232	-	-
		3940 South Teller St.	Lakewood	CO	11 , 16	Multi-Tenant	68,165	0%	278	273	-	-
MULTI-TENANT TOTAL/WEIGHTED AVERAGE						53.2% Leased	2,469,572		$6,176	$6,322	$86,352

33

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 3/31/2015

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Cash Rent as of 3/31/2015 ($000) (2)	GAAP Base Rent as of 3/31/2015 ($000) (3)	3/31/2015 Debt Balance ($000)	Debt Maturity
RETAIL/SPECIALTY PROPERTIES
2016	5/31/2016	6910 South Memorial Hwy.	Tulsa	OK	—	Toys “R” Us, Inc. / Toys "R" Us-Delaware, Inc.	43,123	64	64	-	-
2017	6/30/2017	1600 East 23rd St.	Chattanooga	TN	—	BI-LO, LLC	42,130	32	32	-	-
	12/31/2017	11411 North Kelly Ave.	Oklahoma City	OK	—	American Golf Corporation	13,924	119	81	-	-
2018	2/26/2018	4831 Whipple Ave., Northwest	Canton	OH	—	Best Buy Co., Inc.	46,350	116	116	-	-
	2/28/2018	291 Talbert Blvd.	Lexington	NC	—	Food Lion, LLC / Delhaize America, Inc.	23,000	34	34	-	-
		3211 West Beverly St.	Staunton	VA	—	Food Lion, LLC / Delhaize America, Inc.	23,000	41	41	-	-
	7/1/2018	1053 Mineral Springs Rd.	Paris	TN	—	The Kroger Co.	31,170	40	42	-	-
	9/30/2018	835 Julian Ave.	Thomasville	NC	—	Mighty Dollar, LLC	23,767	20	20	-	-
	10/31/2018	130 Midland Ave.	Port Chester	NY	—	A&P Real Property, LLC (Pathmark Stores, Inc.)	59,613	115	244	-	-
		5104 North Franklin Rd.	Lawrence	IN	—	Marsh Supermarkets, Inc. / Marsh Supermarkets, LLC	28,721	48	48	-	-
	12/31/2018	1150 West Carl Sandburg Dr.	Galesburg	IL	—	Kmart Corporation/ Project Bay Exchange LLC (Sears, Roebuck and Co.)	94,970	11	82	471	07/2018
		12080 Carmel Mountain Rd.	San Diego	CA	—	Kmart Corporation/ Project Bay Exchange LLC (Sears, Roebuck and Co.)	107,210	12	188	535	07/2018
		21082 Pioneer Plaza Dr.	Watertown	NY	—	Kmart Corporation/ Project Bay Exchange LLC (Sears, Roebuck and Co.)	120,727	18	120	790	07/2018
		255 Northgate Dr.	Manteca	CA	—	Kmart Corporation/ Project Bay Exchange LLC (Sears, Roebuck and Co.)	107,489	19	139	840	07/2018
		5350 Leavitt Rd.	Lorain	OH	—	Kmart Corporation/ Project Bay Exchange LLC (Sears, Roebuck and Co.)	193,193	27	183	1,189	07/2018
		97 Seneca Trail	Fairlea	WV	—	Kmart Corporation/ Project Bay Exchange LLC (Sears, Roebuck and Co.)	90,933	13	87	555	07/2018
2019	3/31/2019	B.E.C. 45th St./Lee Blvd.	Lawton	OK	—	Associated Wholesale Grocers, Inc. / Safeway, Inc.	30,757	46	47	-	-
	12/31/2019	1066 Main St.	Forest Park	GA	—	Bank of America, N.A. (Bank of America Corporation)	14,859	50	50	-	-
		1698 Mountain Industrial Blvd.	Stone Mountain	GA	—	Bank of America, N.A. (Bank of America Corporation)	5,704	24	24	-	-
		201 West Main St.	Cumming	GA	—	Bank of America, N.A. (Bank of America Corporation)	14,208	50	50	-	-
		2223 North Druid Hills Rd.	Atlanta	GA	—	Bank of America, N.A. (Bank of America Corporation)	6,260	28	28	-	-
		4545 Chamblee – Dunwoody Rd.	Dunwoody	GA	—	Bank of America, N.A. (Bank of America Corporation)	4,565	22	22	-	-
		825 Southway Dr.	Jonesboro	GA	—	Bank of America, N.A. (Bank of America Corporation)	4,894	19	19	-	-
		956 Ponce de Leon Ave.	Atlanta	GA	—	Bank of America, N.A. (Bank of America Corporation)	3,900	20	20	-	-
2023	2/28/2023	733 East Main St.	Jefferson	NC	—	Food Lion, LLC / Delhaize America, Inc.	34,555	40	38	-	-
N/A	Vacancy	1084 East Second St.	Franklin	OH	11	(Available for Lease)	29,119	-	735	-	-
RETAIL/SPECIALTY TOTAL/WEIGHTED AVERAGE						97.6% Leased	1,198,141	$1,028	$2,554	$4,380

TOTAL CONSOLIDATED PORTFOLIO/WEIGHTED AVERAGE						96.7% Leased	41,788,337	$93,998	$100,010	$901,328

Footnotes

1	Square foot leased or available.
2	Three months ended 3/31/2015 cash rent.
3	Three months ended 3/31/2015 GAAP base rent.
4	Lexington has an 87.5% interest in this property.
5	20,000 square feet is leased to 5/31/2023.
6	Lexington has a 71.1% interest in this property.
7	Property disposed subsequent to 3/31/2015.
8	Multi-tenant properties are properties less than 50% leased to a single tenant.
9	Tenant contracted to 100,000 square feet subsequent to 3/31/2015.
10	Includes 2,641 square feet leased to TruMark Financial Credit Union through 5/31/2025.
11	Cash and GAAP rent amounts represent/include prior tenant.
12	24,824 square feet is leased to 7/31/2025.
13	Includes parking operations.
14	The multi-tenanted properties incurred approximately $3.5 million in operating expenses, net for the three months ended 3/31/2015.
15	Heidelberg Americas, Inc. lease expires 3/30/2021, however, new tenant (Goss International Americas, Inc.) lease expires 3/30/2026.
16	Subsequent to 3/31/2015, new 15-year lease signed for the entire property.
17	Educational Policy Improvement Center lease for 10,791 square feet expires 11/2019; however, space is then leased to Oregon Research Institute through 11/2027.
18	Baker Hughes Incorporated lease expires 09/2015; however, new tenant (Schlumberger Holdings Corp.) lease expires 09/2025.
19	Aramark Corporation lease for 8,261 square feet expires 11/2017 and Orlando /Orange County Convention & Visitor Bureau, Inc. lease for 44,752 square feet expires 09/2024.
20	Includes 23,535 square feet leased to 10/31/2025.

34

LEXINGTON REALTY TRUST

Select Credit Metrics

	3/31/2014		3/31/2015

Company FFO Payout Ratio	58.9%		65.4%

Unencumbered Assets (1)	$2.72 billion		$3.20 billion

Unencumbered NOI	54.6%		68.4%

(Debt + Preferred) / Gross Assets	43.8%		44.1%

Debt/Gross Assets	41.9%		42.2%

Market Cap Leverage	44.4%		46.7%

Secured Debt / Gross Assets	23.1%		17.7%

Net Debt / EBITDA	6.5	x	6.5	x

(Net Debt + Preferred) / EBITDA	6.8	x	6.8	x

Credit Facilities Availability (2)	$351.9 million		$294.9 million

Development / Gross Assets	1.6%		2.9%

EBITDA / Revenue	80.3%		75.3%

EBITDA / (PrefDiv + Interest Expense)	3.6	x	3.4	x

(JV + Advisory Income) / Revenues	0.3%		0.5%

Footnotes

(1)	Includes loans receivable.
(2)	Subject to covenant compliance.

35

LEXINGTON REALTY TRUST

Historical Credit Metrics Summary

2011	2012	2013	2014

Company FFO Payout Ratio	48.5%	56.1%	60.3%	60.8%

Unencumbered Assets (1)(2)	$1.15 billion	$1.76 billion	$2.59 billion	$2.87 billion

Unencumbered NOI (1)	25.9%	34.5%	55.3%	59.9%

(Debt + Preferred) / Gross Assets	48.7%	46.6%	43.0%	44.0%

Debt/Gross Assets	40.9%	41.1%	41.1%	42.0%

Market Cap Leverage	52.5%	46.6%	45.4%	43.7%

Secured Debt / Gross Assets (1)	31.9%	30.9%	23.9%	19.0%

Net Debt / EBITDA	5.5	x	6.5	x	6.4	x	5.7%

(Net Debt + Preferred) / EBITDA	6.6	x	7.3	x	6.7	x	6.0%

Credit Facilities Availability (3)	$294.3 million	$296.3 million	$443.4 million	$385.4 million

Development / Gross Assets	0.9%	1.6%	1.6%	2.4%

EBITDA / Revenue	77.0%	76.5%	74.4%	71.8%

EBITDA / (PrefDiv + Interest Expense)	2.3	x	2.4	x	3.1	x	3.1	x

(JV + Advisory Income or (loss)) / Revenues	8.5%	4.4%	0.5%	0.4%

Footnotes:

(1)	Revolving credit facility and term loans are currently unsecured thus all periods reflect such borrowings as unsecured.
(2)	Includes loans receivable.
(3)	Subject to covenant compliance.

36

LEXINGTON REALTY TRUST
FINANCIAL COVENANTS (1)
Corporate Level Debt

Bank Loans:		Must be:	3/31/2015

	Maximum Leverage	< 60%	50.1%
	Interest Coverage	> 1.5X	3.3	X
	Fixed Charge Coverage	> 1.4X	2.2	X
	Recourse Secured Indebtedness Ratio	< 10% cap value	0.3%
	Secured Indebtedness Ratio	< 45%	21.1%
	Minimum Net Worth	> $2.1 billion	$2.7 billion
	Distribution Limit	< 95% FFO	76.2%
	Floating Rate Debt	< 35%	10.8%
	Unsecured Debt Service Coverage	> 2.0X	4.0	X
	Borrowing Base Assets Leverage	< 60%	46.5%
	Restricted Payments	< $20 million	$1.2 million

	Permitted Investments:
A	Joint Venture Investments	< 25% cap value	1.1%
B	Raw Land	< 10% cap value	0.0%
C	Construction/Development in Process	< 15% cap value	4.1%
D	Notes Receivable	< 10% cap value	2.4%
E	Ground Leases	< 20% cap value	9.1%
	Sum of A through E	< 40% cap value	16.9%
	Sum of B through D	< 25% cap value	6.6%

Bonds:

	Debt to Total Assets	< 60%	43.3%
	Secured Debt to Total Assets	< 40%	18.1%
	Debt Service Coverage	> 1.5X	3.9	X
	Unencumbered Assets to Unsecured Debt	> 150%	268.8%

Footnotes

(1)	As defined in respective loan/bond agreements.

37

LEXINGTON REALTY TRUST

Consolidated Properties: Mortgages and Notes Payable

3/31/2015

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Mortgages with Balloons
Mission, TX		$5,395	5.783%	06/2015	$104	$5,371
Elizabethtown, KY	(j)	11,685	4.990%	07/2015	447	11,381
Hopkinsville, KY		6,827	4.990%	07/2015	262	6,648
Dry Ridge, KY	(i)	2,094	4.990%	07/2015	272	1,983
Owensboro, KY	(i)	1,722	4.990%	07/2015	245	1,632
Elizabethtown, KY	(j)	2,195	4.990%	07/2015	84	2,137
Temple, TX		7,765	6.090%	01/2016	523	7,463
Bridgewater, NJ	(b)	14,118	5.732%	03/2016	1,443	13,825
Omaha, NE		7,730	5.610%	04/2016	621	7,560
Bremerton, WA		5,774	6.090%	04/2016	494	5,479
Tempe, AZ		7,300	5.610%	04/2016	586	7,140
Byhalia, MS	(n)	15,000	4.710%	06/2016	707	15,000
Lisle, IL		9,571	6.500%	06/2016	793	9,377
Farmers Branch, TX		18,401	5.939%	07/2016	1,139	18,363
Rochester, NY	(b)	17,234	6.210%	08/2016	1,614	16,765
Glenwillow, OH		15,533	6.130%	09/2016	1,240	15,132
Plymouth, IN		5,897	6.315%	09/2016	497	5,723
Tomball, TX		8,663	6.063%	11/2016	683	8,041
Memphis, TN		3,605	5.710%	01/2017	275	3,484
Huntington, WV		6,500	4.150%	02/2017	270	6,500
Orlando, FL		9,576	5.722%	02/2017	696	9,309
Dubuque, IA		9,245	5.402%	06/2017	733	8,725
Shreveport, LA		19,000	5.690%	07/2017	1,099	19,000
McDonough, GA		22,437	6.110%	11/2017	1,674	21,651
Erwin, NY		8,171	5.910%	10/2018	728	6,637
Boston, MA		12,482	6.100%	12/2018	996	11,520
Overland Park, KS		34,579	5.891%	05/2019	2,657	31,812
Kansas City, MO		16,486	5.883%	05/2019	1,268	15,179
Columbus, IN		24,119	2.210%	07/2019	4,699	4,993
Meridian, ID		9,640	6.010%	08/2019	753	7,675
Streetsboro, OH		17,855	5.749%	09/2019	1,344	16,338
Lenexa, KS		9,757	6.270%	12/2019	774	7,770
Boca Raton, FL		19,806	6.470%	02/2020	1,542	18,414
Oakland, ME		9,007	5.930%	10/2020	750	7,660
Lavonia, GA		7,909	5.460%	12/2020	741	5,895
Charleston, SC		7,253	5.850%	02/2021	520	6,632
Whippany, NJ		14,039	6.298%	11/2021	1,344	10,400
Baltimore, MD		55,000	4.320%	06/2023	2,376	47,676
New York, NY		29,193	4.100%	01/2025	1,217	29,193
Chester, SC		9,226	5.380%	08/2025	1,144	362
New York, NY	(e)	213,438	4.660%	01/2027	10,155	200,632
Lenexa, KS		37,894	3.700%	11/2027	3,027	10,000
Subtotal/Wtg. Avg./Years Remaining (l)		$769,121	5.110%	6.5	$52,536	$666,477

38

LEXINGTON REALTY TRUST

Consolidated Properties: Mortgages and Notes Payable

3/31/2015

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Full Amortizing Mortgages
Franklin, NC		$22	8.500%	04/2015	$22	$-
Lorain, OH		1,189	7.750%	07/2018	108	-
Manteca, CA		840	7.750%	07/2018	77	-
Watertown, NY		790	7.750%	07/2018	72	-
Fairlea, WV		555	7.750%	07/2018	51	-
San Diego, CA		535	7.750%	07/2018	49	-
Galesburg, IL		471	7.750%	07/2018	43	-
North Berwick, ME		5,705	3.560%	04/2019	1,532	-
Wall, NJ		18,834	6.250%	01/2021	3,774	-
Palo Alto, CA		52,299	3.970%	12/2023	7,059	-
Long Island City, NY		50,967	3.500%	03/2028	4,538	-

Subtotal/Wtg. Avg./Years Remaining (l)		$132,207	4.222%	9.5	$17,325	$-

Subtotal/Wtg. Avg./Years Remaining (l)		$901,328	4.980%	7.0	$69,861	$666,477

Corporate (k)
Revolving Credit Facility		$93,000	1.328%	02/2017	$1,252	$93,000
Term Loan		250,000	2.442%	02/2018	6,190	250,000
Term Loan		255,000	3.173%	01/2019	8,204	255,000
Senior Notes	(h)	250,000	4.250%	06/2023	10,625	250,000
Senior Notes	(f)	250,000	4.400%	06/2024	11,000	250,000
Convertible Notes	(m)(c)	15,628	6.000%	01/2030	938	15,628
Trust Preferred Notes	(g)	129,120	6.804%	04/2037	8,785	129,120
Subtotal/Wtg. Avg./Years Remaining (l)		$1,242,748	3.764%	7.3	$46,994	$1,242,748
Total/Wtg. Avg./Years Remaining (l)		$2,144,076	4.275%	7.1	$116,855	$1,909,225

Footnotes

(a)	Subtotal and total based on weighted-average term to maturity (or put dates) shown in years based on debt balance.
(b)	Loan is in default.
(c)	Represents full payable of notes; discount of $476 excluded from balance.
(d)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.
(e)	Loan is cross-collateralized on three properties.
(f)	Represents full payable of notes; discount of $268 excluded from balance.
(g)	Rate fixed through 04/2017; thereafter, LIBOR plus 170 bps.
(h)	Represents full payable of notes; discount of $1,989 excluded from balance.
(i)	Properties are cross-collateralized.
(j)	Properties are cross-collateralized.
(k)	Unsecured.
(l)	Total shown may differ from detailed amounts due to rounding.
(m)	Holders have the right to redeem the notes on 01/15/17, 01/15/20 and 01/15/25.
(n)	Property is currently being expanded. Mortgage is recourse during expansion.

39

LEXINGTON REALTY TRUST

Non- Consolidated Investments: Mortgages & Notes Payable

3/31/2015

Joint Venture	Debt Balance ($000)	LXP Proportionate Share ($000) (3)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000)(4)	Balloon Payment ($000)	Proportionate Share Balloon Payment ($000) (3)
Oklahoma TIC	$13,693	$5,477	5.240%	05/2015	$141	$13,673	$5,469
Rehab Humble Lessee	14,561	2,184	4.700%	05/2017	950	13,982	2,097
Gan Palm Beach Lessee	14,690	3,672	3.700%	03/2018	842	13,768	3,442
BP Lessee	18,791	2,819	4.010%	11/2018	764	18,791	2,819
Total/Wtg. Avg. (1)/Years Remaining (2)	$61,735	$14,152	4.512%	1.8	$2,697	$60,214	$13,827

Footnotes

(1)	Weighted-average interest rate based on proportionate share.
(2)	Weighted-average years remaining on maturities based on proportionate debt balance.
(3)	Total balance shown may differ from detailed amounts due to rounding.
(4)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.

40

LEXINGTON REALTY TRUST

Debt Maturity Schedule

3/31/2015

($000)

Consolidated Properties
Year	Real Estate Scheduled Amortization	Real Estate Balloon Payments	Corporate Debt
2015 - remaining	$19,111	$29,152	$-
2016	$27,258	$129,868	$-
2017	$27,775	$68,669	$108,628
2018	$27,488	$18,157	$250,000
2019	$23,604	$83,767	$255,000
	$125,236	$329,613	$613,628

Non-Consolidated Investments - LXP Proportionate Share
Year	Real Estate Scheduled Amortization	Real Estate Balloon Payments
2015 - remaining	$92	$5,469
2016	$118	$-
2017	$94	$2,097
2018	$21	$6,261
2019	$-	$-
	$325	$13,827

41

LEXINGTON REALTY TRUST

Mortgage Loans Receivable

3/31/2015

Collateral						Current
						Estimated
						Annual
			Loan Balance	Interest	Maturity	Debt Service	Balloon Payment	Escrow Balance
	City	State	($000)(1)	Rate	Date	($000)(2)	($000)	($000)
Office	Southfield (3)	MI	$3,310	4.55%	02/2015	$-	$5,810	$-
	Westmont (4)	IL	$12,221	6.45%	10/2015	$-	$25,731	$2,577
Retail	Austin	TX	$2,914	16.00%	10/2018	$-	$5,104	$-
	Various	Various	$1,003	8.00%	02/2021	$219	$-	$-
	Various	Various	$463	8.00%	12/2021	$94	$-	$-
	Various	Various	$602	8.00%	03/2022	$112	$-	$-
Hospital	Kennewick	WA	$85,314	9.00%	05/2022	$7,438	$87,245	$-
	Total Mortgage Loans Receivable		$105,827			$7,863	$123,890	$2,577

Footnotes

(1) Includes accrued interest receivable, loan losses, and net origination fees.

(2) Remaining collections for debt less than 12 months to maturity, all others are debt service for next 12 months.

(3) Borrower in default. Loan balance includes $2.5 million loan loss. Lexington foreclosed on the borrower subsequent to 03/31/2015.

(4) Escrow balance includes $2.5 million in a collateral securities account maintained by the borrowers. Borrowers are in default and Lexington commenced foreclosure proceedings. Tenant in property terminated the lease effective 11/30/2013 for a termination payment of $1.3 million. Loan balance includes $13.9 million loan loss.

42

LEXINGTON REALTY TRUST

Partnership Interests

Three months ended March 31, 2015

($000)

Noncontrolling Interest Properties - Partners' Proportionate Share (1)

EBITDA	$115
Interest expense	$12
Depreciation and amortization	$114

Non-Consolidated Net Leased Real Estate - Lexington's Share

EBITDA	$870
Interest expense	$160

Footnotes
(1) Excludes discontinued operations and OP unit noncontrolling interests.

43

LEXINGTON REALTY TRUST

Selected Balance Sheet and Income Statement Account Data

3/31/2015

($000)

Balance Sheet

Other assets	$24,240

The components of other assets are:

Deposits	$2,807
Equipment	164
Prepaids	4,477
Other receivables	1,184
Deferred lease incentives	15,484
Other	124

Accounts payable and other liabilities

The components of accounts payable and other liabilities are:	$32,915

Accounts payable and accrued expenses	$11,028
CIP accruals and other	2,277
Taxes	2,343
Deferred tax liability	5
Deferred lease and loan costs	6,672
Subordinated notes	2,693
Deposits	1,044
Escrows	2,868
Transaction / build-to-suit costs	293
Interest rate swap derivative liability	3,692

Income Statement - Three months ended March 31, 2015

Non-cash interest expense, net	$(368)

44

Investor Information

Transfer Agent

Computershare	Overnight Correspondence:
PO Box 30170	211 Quality Circle, Suite 210
College Station, TX 77842-3170	College Station, TX, 77845
(800) 850-3948
www-us.computershare.com/investor

Investor Relations

Patrick Carroll
Executive Vice President and Chief Financial Officer
Telephone (direct)	(212) 692-7215
Facsimile (main)	(212) 594-6600
E-mail	pcarroll@lxp.com

Research Coverage

Bank of America/Merrill Lynch		KeyBanc Capital Markets Inc.
James Feldman	(646) 855-5808	Craig Mailman	(917) 368-2316

Barclays Capital		Ladenburg Thalmann & Co., Inc.
Ross L. Smotrich	(212) 526-2306	Daniel P. Donlan	(212) 409-2056

Evercore Partners		Stifel Nicolaus
Sheila K. McGrath	(212) 497-0882	John W. Guinee	(443) 224-1307

J.P. Morgan Chase		Wells Fargo Securities, LLC
Anthony Paolone	(212) 622-6682	Todd J. Stender	(212) 214-8067

Jeffries & Company, Inc.
Omotayo Okusanya	(212) 336-7076

45

Appendix A

Land, Infrastructure & Credit Tenant Finance Group

Supplemental Operating and Financial Data

March 31, 2015

LAND, INFRASTRUCTURE & CREDIT TENANT FINANCE GROUP

SUPPLEMENTAL REPORTING PACKAGE

March 31, 2015

LAND, INFRASTRUCTURE, & CREDIT TENANT FINANCE GROUP
Balance Sheet, Income Statement and Company FFO/FAD
3/31/2015
($000)

Balance Sheet

Land	$321,448
Buildings, improvements and real estate intangibles, net	325,667

Cash	1,685
Deferred - accounts receivable	45,467
Other assets	19,652
Total Assets	$713,919

Mortgages payable	$441,112
Other liabilities	5,637
Total Liabilities	446,749

Equity	267,170
Total Liabilities and Equity	$713,919

Income Statement and Company FFO/FAD

Revenue:
Rental	$22,614
Other	223

Expenses:
Depreciation and amortization	(5,433)
Property operating	(637)
Interest	(4,403)
Other	(28)
Net Income	12,336

Adjustments:
Depreciation and amortization	5,433
Other/transaction costs	172
Company FFO	17,941

GAAP to Cash rent adjustment	(8,999)
Tenant improvements	(5)

Company FAD	$8,937

A-3

LAND, INFRASTRUCTURE, & CREDIT TENANT FINANCE GROUP

Select Data

3/31/2015

($000)

Other Revenue Data

	GAAP Base Rent
	Three months ended
Asset Class	3/31/15 (1)	3/31/15 Percentage
Land and Infrastructure	$15,269	67.5%
Office	$5,149	22.8%
Industrial	$1,764	7.8%
Specialty	$432	1.9%
	$22,614	100.0%

Credit Ratings (2)	GAAP Base Rent
	Three months ended
	3/31/15 (1)	3/31/15 Percentage
Investment Grade	$6,967	30.8%
Non-Investment Grade	$531	2.4%
Unrated	$15,116	66.8%
	$22,614	100.0%

Weighted-Average Lease Term - Cash Basis

As of 3/31/15 with
As of 3/31/15	Lease Term End at First Purchase Option Date
38.1 years	17.0 years

Base Rent Estimates for Current Assets

Year	Cash (3)	GAAP (3)	Projected Straight-Line / GAAP Adjustment
2015 - remaining	$41,528	$68,386	$(26,858)
2016	$56,078	$91,335	$(35,257)

Footnotes

(1)	Three months ended 3/31/2015 GAAP base rent recognized for consolidated properties owned as of 3/31/2015.
(2)	Credit ratings are based upon either tenant, guarantor or parent.
(3)	Amounts assume (1) lease terms for non-cancellable periods only and (2) no new or renegotiated leases are entered into after 3/31/2015.

A-4

LAND, INFRASTRUCTURE, & CREDIT TENANT FINANCE GRIOUP

Top 10 Tenants or Guarantors

3/31/2015

Top 10 Tenants or Guarantors - Cash Basis

Tenants or Guarantors	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)	Cash Base Rent as of 3/31/2015 ($000) (1)	Percent of Cash Base Rent as of 3/31/2015 ($000) (1) (2)
Xerox Corporation	1	202,000	8.8%	$1,767	13.0%
LG-39 Ground Tenant LLC	1	0	0.0%	1,438	10.6%
United States of America	1	169,585	7.4%	1,397	10.3%
Industrial Terminals Management, L.L.C.	1	132,449	5.7%	1,348	9.9%
FC-Canal Ground Tenant LLC	1	0	0.0%	1,232	9.0%
FedEx Corporation	1	140,330	6.1%	1,193	8.8%
Cummins, Inc.	1	390,100	16.9%	1,148	8.4%
AL-Stone Ground Tenant LLC	1	0	0.0%	1,125	8.3%
New Jersey Natural Gas Company	1	157,511	6.8%	828	6.1%
Vulcan Construction Materials, LP (Vulcan Materials Company)	1	0	0.0%	455	3.3%
	10	1,191,975	51.7%	$11,931	87.6%

Top 10 Tenants or Guarantors - GAAP Basis

Tenants or Guarantors	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)	GAAP Base Rent as of 3/31/2015 ($000) (3)	Percent of GAAP Base Rent as of 3/31/2015 ($000) (3) (2)
LG-39 Ground Tenant LLC	1	0	0.0%	$4,343	19.2%
FC-Canal Ground Tenant LLC	1	0	0.0%	3,722	16.5%
AL-Stone Ground Tenant LLC	1	0	0.0%	3,397	15.0%
Industrial Terminals Management, L.L.C.	1	132,449	5.7%	1,693	7.5%
Xerox Corporation	1	202,000	8.8%	1,660	7.3%
United States of America	1	169,585	7.4%	1,526	6.7%
FedEx Corporation	1	140,330	6.1%	1,284	5.7%
ZE-45 Ground Tenant LLC	1	0	0.0%	1,155	5.1%
Cummins, Inc.	1	390,100	16.9%	1,135	5.0%
New Jersey Natural Gas Company	1	157,511	6.8%	828	3.7%
	10	1,191,975	51.7%	$20,743	91.7%

Footnotes

(1)	Three months ended 3/31/2015 cash base rent recognized for consolidated properties owned as of 3/31/2015.
(2)	Total shown may differ from detailed amounts due to rounding.
(3)	Three months ended 3/31/2015 GAAP base rent recognized for consolidated properties owned as of 3/31/2015.

A-5

LAND, INFRASTRUCTURE AND CREDIT TENANT FINANCE GROUP
Consolidated Portfolio - 3/31/2015

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Property Type	Sq.Ft. Leased or Available (1)	Cash Rent as of 3/31/2015 ($000) (2)	GAAP Base Rent as of 3/31/2015 ($000) (3)	3/31/2015 Debt Balance ($000)	Debt Maturity

2017	12/31/2017	11411 North Kelly Ave.	Oklahoma City	OK	—	American Golf Corporation	Specialty	13,924	119	81	-	-
2019	7/31/2019	500 Jackson St.	Columbus	IN	—	Cummins, Inc.	Office	390,100	1,148	1,135	24,119	07/2019
2021	6/30/2021	1415 Wyckoff Rd.	Wall	NJ	—	New Jersey Natural Gas Company	Office	157,511	828	828	18,834	01/2021
2023	12/14/2023	3333 Coyote Hill Rd.	Palo Alto	CA	—	Xerox Corporation	Office	202,000	1,767	1,660	52,299	12/2023
2024	4/30/2024	113 Wells St.	North Berwick	ME	—	United Technologies Corporation	Industrial	972,625	384	343	5,705	04/2019
2025	12/31/2025	1700 47th Ave North	Minneapolis	MN	—	Owens Corning Roofing and Asphalt, LLC	Industrial	18,620	137	137	-	-
2026	8/31/2026	25500 State Hwy. 249	Tomball	TX	—	Parkway Chevrolet, Inc. (Raymond Durdin & Jean W. Durdin)	Specialty	77,076	357	351	8,663	11/2016
2027	10/31/2027	11201 Renner Blvd.	Lenexa	KS	—	United States of America	Office	169,585	1,397	1,526	37,894	11/2027
2028	3/31/2028	29-01-Borden Ave./29-10 Hunters Point Ave.	Long Island City	NY	—	FedEx Ground Package System, Inc. (FedEx Corporation)	Industrial	140,330	1,193	1,284	50,967	03/2028
2029	1/31/2029	175 Holt Garrison Pkwy.	Danville	VA	—	Home Depot USA, Inc.	Land / Infrastructure	0	65	54	-	-
2032	4/30/2032	13930 Pike Rd.	Missouri City	TX	—	Vulcan Construction Materials, LP (Vulcan Materials Company)	Land / Infrastructure	0	455	531	-	-
2038	3/31/2038	13901/14035 Industrial Rd.	Houston	TX	—	Industrial Terminals Management, L.L.C. (Maritime Holdings (Delaware) LLC)	Land / Infrastructure	132,449	1,348	1,693	-	-
2055	1/31/2055	499 Derbyshire Drive	Venice	FL	—	Littlestone Brotherhood LLC	Land / Infrastructure	31,180	248	374	-	-
2112	10/31/2112	350 and 370-372 Canal St.	New York	NY	—	FC-Canal Ground Tenant LLC	Land / Infrastructure	0	1,232	3,722	69,309	01/2027
		309-313 West 39th St.	New York	NY	—	LG-39 Ground Tenant LLC	Land / Infrastructure	0	1,438	4,343	80,870	01/2027
		8-12 Stone St.	New York	NY	—	AL-Stone Ground Tenant LLC	Land / Infrastructure	0	1,125	3,397	63,259	01/2027
2113	10/31/2113	15 West 45th St.	New York	NY	—	ZE-45 Ground Tenant LLC	Land / Infrastructure	0	375	1,155	29,193	01/2025
TOTAL CONSOLIDATED PORTFOLIO/WEIGHTED AVERAGE						100% Leased		2,305,400	$13,616	$22,614	$441,112

Footnotes

(1)	Square feet leased or available.
(2)	Three months ended 3/31/2015 cash rent.
(3)	Three months ended 3/31/2015 GAAP rent.

A-6

LAND, INFRASTRUCTURE & CREDIT TENANT FINANCE GROUP
Consolidated Properties: Mortgages and Notes Payable
3/31/2015

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000)	Balloon Payment ($000)
Tomball, TX		$8,663	6.063%	11/2016	$683	$8,041
North Berwick, ME		5,705	3.560%	04/2019	1,532	-
Columbus, IN		24,119	2.210%	07/2019	4,699	4,993
Wall, NJ		18,834	6.250%	01/2021	3,774	-
Palo Alto, CA		52,299	3.970%	12/2023	7,059	-
New York, NY		29,193	4.100%	01/2025	1,217	29,193
New York, NY	(b)	213,438	4.660%	01/2027	10,155	200,632
Lenexa, KS		37,894	3.700%	11/2027	3,027	10,000
Long Island City, NY		50,967	3.500%	03/2028	4,538	-

Total/Wtg. Avg./Years Remaining (c)		$441,112	4.272%	10.5	$36,684	$252,859

 Footnotes

(a)	Total based on weighted-average term to maturity shown in years based on debt balance.
(b)	Loan is cross-collateralized on three properties.
(c)	Total shown may differ from detailed amounts due to rounding.

A-7